Exhibit 1.01

CONFLICT MINERALS REPORT

For the Year Ended December 31, 2015

Introduction

This report for the year ended December 31, 2015 has been prepared by Sonus Networks, Inc. (the “Company”, “Sonus”, “we,” “us,” or “our”) to comply with Rule 13p-1 (the “Rule”) under the Securities Exchange Act of 1934, as amended.  The Rule imposes certain disclosure and reporting obligations on companies that report with the SEC and which manufacture, or contract to have manufactured, products containing conflict minerals that are necessary to the functionality or production of those products. Conflict Minerals are defined as cassiterite, columbite-tantalite, gold, wolframite, and their derivatives, which are limited to tin, tantalum, tungsten, and gold (collectively, “3TG” or “Conflict Minerals”).

Company Overview

Sonus brings intelligence and security to real-time communications. By helping the world embrace the next generation of cloud-based Session Initiation Protocol (“SIP”) and 4G/LTE (“Long Term Evolution”)-based solutions, Sonus enables and secures latency-sensitive, mission critical traffic for Voice over Internet Protocol (“VoIP”), video, instant messaging and online collaboration. With Sonus, enterprises can give priority to real-time communications based on smart business rules while service providers can offer high-performance, reliable and secure on-demand network services to their customers. With comprehensive solutions deployed in more than 100 countries and nearly two decades of experience, Sonus offers a complete portfolio of virtualized and appliance-based session border controllers (“SBCs”), diameter signaling controllers (“DSCs”), policy/routing servers, network intelligence applications, media and signaling gateways and network analytics tools.

Conflict Minerals Policy

Sonus has adopted a Conflict Minerals Policy and communicated such policy to its suppliers.  This policy is available at the Investor Relations-Corporate Governance section of the Company’s website at http://investors.sonusnet.com/governance.cfm.

Products Overview

This report covers the following Sonus products that were manufactured in 2015 (the “2015 Sonus Products”): SBCs, DSCs, Voice over IP (VoIP) trunking solutions, policy/routing servers, media and signaling gateways, including the GSX 9000 High-Density Media Gateway, and network analytics tools.

Supply Chain and Reasonable Country of Origin Inquiry

Sonus has determined that 3TG are necessary to the functionality or production of products manufactured or contracted to be manufactured by the Company.  We utilize an outsourced supply chain model pursuant to which our contract manufacturers procure materials on our behalf.  Our supply chain is multi-tiered, global and complex, and we outsource the manufacturing of our hardware products such that we are many steps removed from the mining and smelting or refining of Conflict Minerals.  Therefore, we rely upon our suppliers to provide information on the origin, source and chain of custody of the Conflict Minerals contained in product components and materials.  Some of these suppliers may themselves purchase from lower tier suppliers and not directly from a miner, smelter or refiner.

The Company conducted a Reasonable Country of Origin Inquiry (“RCOI”) to determine whether any of the Conflict Minerals in our 2015 Sonus Products originated in the Democratic Republic of the Congo (“DRC”) or an adjoining country (collectively, the “Covered Countries”) and whether the Conflict Minerals are from recycled or scrap sources.  Based on our RCOI, we know or have reason to believe that some of the Conflict Minerals in our 2015 Sonus Products originated in the Covered Countries and are not from recycled or scrap sources.

Sonus’ RCOI measures included conducting a supply-chain survey with in-scope suppliers using the template developed by the Electronic Industry Citizenship Coalition (“EICC”) and The Global e-Sustainability Initiative (“GeSI”), known as the Conflict-Free Sourcing Initiative (“CFSI”) Reporting Template (the “Template”). The Template was developed to facilitate disclosure and communication of information regarding smelters that provide material to a company’s supply chain. It included questions regarding the supplier’s conflict-free policy, engagement with its direct suppliers, and a listing of the smelters the company and its suppliers use. In addition, the Template contained questions about the origin of Conflict Minerals included in their products, as well as supplier due diligence. In scope suppliers were determined by excluding the following: (1) suppliers that provided materials outside the supply chain as of January 1, 2015; and (2) suppliers that provided products for which Sonus had no influence over the design, materials, parts, ingredients or components included in that product.  The Template was designed to provide Sonus with sufficient information regarding its suppliers’ practices with respect to the sourcing of Conflict Minerals to enable it to comply with its obligations under the Rule.

Due Diligence Process

In accordance with the Rule, Sonus undertook due diligence on the source and chain of custody of the Conflict Minerals in the 2015 Sonus Products that originated or may have originated in the Covered Countries.  The Company’s due diligence measures were designed to conform, in all material respects, to the internationally recognized due diligence framework in The Organization for Economic Co-operation and Development (“OECD”) Due Diligence Guidance for Responsible Supply Chains of Minerals from Conflict-Affected and High-Risk Areas (“OECD Guidance”) and the related supplements.

Due Diligence Measures

Sonus performed the following due diligence measures in accordance with the OECD Guidance and the Rule:

OECD Guidance Step 1: Establish Strong Company Management Systems

•                  Sonus’ Conflict Minerals compliance efforts are overseen by the Company’s Vice President, Manufacturing, Operations and Supply Chain and its manufacturing department, and supported and sponsored by the Company’s engineering, audit and legal departments.  Sonus employees who are responsible for Conflict Minerals compliance have received training regarding Conflict Minerals compliance.  The team was structured to ensure critical information, including our policies related to this subject matter, reached relevant employees and suppliers.  To the extent red flags or other issues are identified in the supplier data acquisition or engagement processes, these issues and red flags will be addressed first by the responsible individuals within the engineering, audit and legal departments, and, if deemed necessary, will then be reported to and reviewed by the Audit Committee of the Board of Directors at regularly schedule meetings on an annual basis.

•                  Sonus also engaged SiliconExpert Technologies, a provider of electronic component data and BOM Management software to the electronics industry (“SiliconExpert”), to assist with its Conflict Minerals compliance efforts.  Frequent status meetings are held between Sonus’ Conflict Minerals support team and SiliconExpert, with Sonus management receiving status updates on progress and due diligence efforts on a regular and timely basis.

•                  In addition, Sonus has a Conflict Minerals Policy and communicates such policy to its suppliers, which is available on our Investor Relations — Corporate Governance section of our website at http://investors.sonusnet.com/governance.cfm.

•                  Pursuant to the Conflict Minerals Policy, to the extent any employee, officer or director has concerns or grievances about the Company’s potential use of Conflict Minerals, such individual is urged to contact his or her manager, the Company’s Chief Financial Officer, the General Counsel or other member of senior management, the Employee Hotline (which can be used on an anonymous basis) or the Audit Committee.

•                  Sonus established documentation and record maintenance mechanisms to ensure the retention of information relevant to the Company’s Conflict Minerals Policy electronically.

OECD Guidance Step 2: Identify and Assess Risk in the Supply Chain

•                  Sonus reviewed the information reported on the Template by its suppliers and followed up with any additional questions.  To the extent an in-scope supplier had follow-up questions, Sonus was diligent and provided all requested information, including Sonus part numbers and manufacturing lots to identify how the supplies were used in Sonus’ products.

•                  Untimely or incomplete responses as well as inconsistencies within the data reported by suppliers were addressed directly with respective suppliers to provide the required and/or revised responses.  Sonus utilizes a series of escalating responses to address the failure of a supplier to provide the information required by the Template.

•                  Sonus’ engineering, audit and legal departments manage the collection of information reported on the Template by its suppliers.

•                  Sonus collected a list of smelters/processors that are in our supply chain using the Template and reconciled this list to the list of smelter facilities designated by the CFSI’s Conflict-Free Smelter Program.  Sonus has provided that list in this report.

•                  Sonus, through SiliconExpert, followed up with suppliers that did not respond initially to our requests to complete the Template.

OECD Guidance Step 3: Design and Implement a Strategy to Response to Identified Risks

•                  Sonus adopted and used the Template to monitor and mitigate supply chain risk and took the steps described above.

•                  Sonus worked with certain suppliers to better educate them on the Conflict Minerals process.

•                  Members of the Conflict Minerals team periodically report to senior management as well as the Audit Committee of the Board of Directors on program developments and progress.

OECD Guidance Step 4: Carry Out Independent Third-Party Audit of Supply Chain Due Diligence

•                  Given that we do not generally have a direct relationship with the smelters and refineries that process the Conflict Minerals that are present in our products, we rely on the CFSI to conduct audits of and validate the conflict-free status of smelters and refineries that source from Covered Countries.  We have not relied on supplier representations concerning the conflict status of their smelters, but have required industry certification such as through the CFSI Conflict-Free Smelter Program before concluding that a smelter or refinery is conflict free.  We understand that this program is continuing to audit smelters and refineries to add to its Conflict-Free Smelter List.

OECD Guidance Step 5: Report on Supply Chain Due Diligence

•                  As required by the Rule, we have filed a Form SD and a Conflict Minerals Report as an exhibit thereto for the 2015 calendar year reporting period.  In accordance with OECD Guidance and the

Rule, this report is available on our Investor Relations — Corporate Governance section of our website at http://investors.sonusnet.com/governance.cfm.

Due Diligence Results

Sonus contacted 100% of in-scope suppliers for the 2015 Sonus Products and received some degree of a response for approximately 94% of the supplier population surveyed. Of that 94%, approximately 90% of the suppliers provided completed responses to the survey. The large majority of the completed responses received provided conflict mineral data and a declaration at a “Company Level” (supplier/company declaration represents all the supplier’s products) or “Divisional Level” (supplier/company declaration represents all the supplier’s products from a division of the company).  As a result, we are unable to determine whether any of the Conflict Minerals reported by the suppliers were contained in specific components or parts supplied to us.

Further, while our suppliers identified certain of the smelters and refineries that provided Conflict Minerals, the responses did not provide specific information regarding the smelters or refineries of the Conflict Minerals in the particular components used in the 2015 Sonus Products.  On account of this lack of information, Sonus is unable to determine with specificity the facilities used to process those necessary Conflict Minerals or their country of origin for the 2015 Sonus Products.  Based on the responses we received from our suppliers, however, we believe the facilities used to produce the Conflict Minerals in the 2015 Sonus Products may include the smelters and refineries listed in Annex A.  In addition, based on the supplier responses, we believe the countries of origin of the Conflict Minerals in the 2015 Sonus Products may include those listed in Annex B.

Risk Mitigation Steps to be taken for 2016 Due Diligence

Sonus intends to take the following steps during the next compliance period to further improve our due diligence process and results and to further mitigate the risk that our necessary Conflict Minerals benefit armed groups in the DRC or adjoining countries:

•                  Seek additional ways to improve quality and quantity of supplier response rates;

•                  Continue to work with suppliers and better educate them on the process;

•                  Continue to compare survey results to information collected via independent conflict free smelter validation programs such as the EICC/GeSI Conflict Free Smelter program;

•                  Seek to implement standard procedures for corrective action or phasing out of suppliers not found to be DRC conflict free;

•                  Continue to adhere to the OECD Guidance; and

•                  Seek to work with suppliers who use appropriate due diligence methods and have continuous monitoring of both the direct and indirect supply chain to avoid procurement or use of Conflict Minerals.

Audit

An independent private sector audit was not required for reporting year 2015.

Important Information Regarding Forward-Looking Statements

The information in this report contains “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, which are subject to a number of risks and uncertainties.  All statements other than statements of historical facts contained in this report, including statements in the section “Risk Mitigation Steps to be taken for 2016 Due Diligence,” are forward-looking statements.  Without limiting the foregoing, the words “anticipates”, “believes”, “could”, “estimates”, “expects”, “expectations”, “intends”, “may”, “plans”, “seeks”, “projects” and other similar language, whether in the negative or affirmative, are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words.

Forward-looking statements are based on our current expectations and assumptions regarding our business, the economy and other future conditions.  Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict.

Sonus therefore cautions readers against undue reliance on any of these forward-looking statements.  Any forward-looking statement made by Sonus in this report speaks only as of the date of this report.  Sonus undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law.

Documents Incorporated by Reference

Unless otherwise stated herein, any documents, third party materials or references to websites (including Sonus’) are not incorporated by reference in, or considered to be a part of, this report unless expressly incorporated by reference herein.

Annex A

We present in this report a list of smelters or refineries provided by those suppliers who completed the smelter list on our Template, to the extent reasonably determinable, and that may have provided Conflict Minerals in any of the 2015 Sonus Products.  The table below includes only facilities, to the extent known, that have been validated by the CFSI as facilities that are certified Conflict-Free or are listed on the Template as “known smelters or refineries”.  Smelters and refineries that are denoted with an asterisk (*) in the table below have received a “conflict free” designation from an independent third party audit program.

Metal	Smelter or Refiner Facility Name	Country
Gold (Au)	Abington Reldan Metals, LLC.	UNITED STATES
Gold (Au)	Acade Metals Co., LTD	CHINA
Gold (Au)	Acade Noble Metal (Zhao Yuan) Corporation	CHINA
Gold (Au)	AcademyPreciousMetals(China)Co.,Ltd	CHINA
Gold (Au)	Advanced Chemical Company	UNITED STATES
Gold (Au)	AGR Mathey	AUSTRALIA
Gold (Au)	Aida Chemical Industries Co., Ltd. (*)	JAPAN
Gold (Au)	Aktyubinsk Copper Company TOO	KAZAKHSTAN
Gold (Au)	Aktyubinsk Copper Company TOO	RUSSIAN FEDERATION
Gold (Au)	Al Etihad Gold Refinery DMCC	UNITED ARAB EMIRATES
Gold (Au)	Allgemeine Gold-und Silberscheideanstalt A.G. (*)	CHINA
Gold (Au)	Allgemeine Gold-und Silberscheideanstalt A.G.	GERMANY
Gold (Au)	Almalyk Mining and Metallurgical Complex (AMMC)	UZBEKISTAN
Gold (Au)	AngloGold Ashanti Córrego do Sítio Mineração (*)	BRAZIL
Gold (Au)	ANHUI TONGLING	CHINA
Gold (Au)	Anhui Tongling Nonferrous Metal Mining Co., Ltd.	CHINA
Gold (Au)	ANZ (Perth Mint 4N)	AUSTRALIA
Gold (Au)	Argor-Heraeus SA	HONG KONG
Gold (Au)	Argor-Heraeus SA (*)	SWITZERLAND
Gold (Au)	Asahi Pretec Corporation (*)	JAPAN
Gold (Au)	Asahi Refining Canada Limited (*)	CANADA
Gold (Au)	Asahi Refining USA Inc. (*)	UNITED STATES
Gold (Au)	Asaka Riken Co., Ltd. (*)	JAPAN
Gold (Au)	ASARCO LLC	UNITED STATES
Gold (Au)	ATAkulche	TURKEY
Gold (Au)	Atasay Kuyumculuk Sanayi Ve Ticaret A.S.	TURKEY
Gold (Au)	Aurubis AG (*)	GERMANY
Gold (Au)	Auston powder	UNITED STATES
Gold (Au)	B.R.Industries	INDIA
Gold (Au)	Baiyin Nonferrous Group Co.,Ltd	CHINA
Gold (Au)	Bangalore Refinery	INDIA
Gold (Au)	Bangko Sentral ng Pilipinas (Central Bank of the Philippines) (*)	PHILIPPINES

Gold (Au)	Bauer Walser AG	GERMANY
Gold (Au)	Boliden AB (*)	SWEDEN
Gold (Au)	Boston Metal	KOREA, REPUBLIC OF
Gold (Au)	C. Hafner GmbH + Co. KG (*)	GERMANY
Gold (Au)	C.Uyemura & CO,.LTD	JAPAN
Gold (Au)	Caridad	MEXICO
Gold (Au)	CCR Refinery - Glencore Canada Corporation (*)	CANADA
Gold (Au)	Cendres + Métaux SA	SWITZERLAND
Gold (Au)	Central Bank of the Philippines Gold Refinery & Mint	PHILIPPINES
Gold (Au)	Changsha South Tantalum Niobium Co., Ltd.	CHINA
Gold (Au)	Changzhou Chemical Research Institute Co. Ltd.	CHINA
Gold (Au)	Changzhou Daily-max Battery Co., Ltd	CHINA
Gold (Au)	Cheong Hing	HONG KONG
Gold (Au)	Chernan Technology co., ltd	TAIWAN
Gold (Au)	Chia Tai Metal Craft Products Co., Ltd.	CHINA
Gold (Au)	Chimet S.p.A. (*)	ITALY
Gold (Au)	China Gold international resources corp.ltd	CHINA
Gold (Au)	China Golddeal	CHINA
Gold (Au)	China National Gold Group Corporation	CHINA
Gold (Au)	China Sino-Platinum Metals Co.,Ltd	CHINA
Gold (Au)	China Steel Corporation	TAIWAN
Gold (Au)	China Tin Group Co., Ltd.	CHINA
Gold (Au)	Chinese Government	CHINA
Gold (Au)	Choksi Heraeus Limited	INDIA
Gold (Au)	Chugai Mining	JAPAN
Gold (Au)	Codelco	CHILE
Gold (Au)	Colt Refining	UNITED STATES
Gold (Au)	CS	SWITZERLAND
Gold (Au)	Daejin Indus Co., Ltd.	KOREA, REPUBLIC OF
Gold (Au)	DaeryongENC	KOREA, REPUBLIC OF
Gold (Au)	Daye Non-Ferrous Metals Mining Ltd.	CHINA
Gold (Au)	Do Sung Corporation	KOREA, REPUBLIC OF
Gold (Au)	DODUCO GmbH (*)	GERMANY
Gold (Au)	Dongguan Cameroom Chemical Materials Co., Ltd	CHINA
Gold (Au)	Dong’guan Dong wu Violent-toxic Chemical Products Co., Ltd.	CHILE
Gold (Au)	Dong’guan Dong wu Violent-toxic Chemical Products Co., Ltd.	CHINA
Gold (Au)	Dong’guan Dong wu Violent-toxic Chemical Products Co., Ltd.	JAPAN
Gold (Au)	Dosung metal	KOREA, REPUBLIC OF
Gold (Au)	Dowa (*)	JAPAN
Gold (Au)	DSC (Do Sung Corporation)	KOREA, REPUBLIC OF
Gold (Au)	DUOXIN	CHINA
Gold (Au)	E-Chem Enterprise Corp.	CHINA
Gold (Au)	E-Chem Enterprise Corp.	TAIWAN

Gold (Au)	Eco-System Recycling Co., Ltd. (*)	JAPAN
Gold (Au)	Elemetal Refining, LLC (*)	UNITED STATES
Gold (Au)	EM Vinto	BOLIVIA
Gold (Au)	Emirates Gold DMCC	UNITED ARAB EMIRATES
Gold (Au)	Empresa Metalúrgica Vinto	BOLIVIA
Gold (Au)	ESG Edelmetallservice GmbH & Co. KG	GERMANY
Gold (Au)	Faggi Enrico S.p.A.	ITALY
Gold (Au)	Feinhütte Halsbrücke GmbH	GERMANY
Gold (Au)	Ferro Corporation	UNITED STATES
Gold (Au)	Fidelity Printers and Refiners Ltd.	ZIMBABWE
Gold (Au)	Fijikon	CHINA
Gold (Au)	FOXCONN	CHINA
Gold (Au)	FSE Novosibirsk Refinery	RUSSIAN FEDERATION
Gold (Au)	Fujian Zijin copper Co.Ltd	CHINA
Gold (Au)	Funsur Smelter	BRAZIL
Gold (Au)	Furukawa Company, Ltd.	JAPAN
Gold (Au)	Gansu Seemine Material Hi-Tech Co., Ltd.	CHINA
Gold (Au)	Gansu-based Baiyin Nonferrous Metals Corporation (BNMC)	CHINA
Gold (Au)	Geib Refining Corporation	UNITED STATES
Gold (Au)	Geiju Non-Ferrous Metal Processing Co. Ltd.	CHINA
Gold (Au)	Gejiu Zili Mining And Metallurgy Co., Ltd.	CHINA
Gold (Au)	Gold and Siver Refining Strokes Ltd.	CHINA
Gold (Au)	Gold Mining in Shandong (Laizhou) Limited Company	CHINA
Gold (Au)	Gold Refinery of Shandong Gold Mining Corporation, Ltd.	CHINA
Gold (Au)	gong an ju	CHINA
Gold (Au)	Great Wall Gold & Silver Refinery	CHINA
Gold (Au)	Great Wall Precious Metals Co., Ltd. of CBPM	CHINA
Gold (Au)	Grillo-Handel	GERMANY
Gold (Au)	Guandong Jinding Material co., Ltd.	CHINA
Gold (Au)	Guangdong Gaoyao Co	CHINA
Gold (Au)	Guangdong Jinding Gold Limited	CHINA
Gold (Au)	Guangdong MingFa Precious Metal Co.,Ltd	CHINA
Gold (Au)	Guangxi Pinggui PGMA Co. Ltd.	CHINA
Gold (Au)	GuangZHou Jin Ding	CHINA
Gold (Au)	Guangzhou King’s high-tech materials	CHINA
Gold (Au)	GuangZhouHanyuan Electronic TECH.CO.LTD	CHINA
Gold (Au)	Guoda Safina High-Tech Environmental Refinery Co., Ltd.	CHINA
Gold (Au)	GUSU PlATING Co.,Led.	CHINA
Gold (Au)	Hangzhou Fuchunjiang Smelting Co., Ltd.	CHINA
Gold (Au)	Harima Smelter	JAPAN
Gold (Au)	Harmony Gold Refinery	SOUTH AFRICA
Gold (Au)	Heesung Catalysts Corp.	KOREA, REPUBLIC OF

Gold (Au)	Heesung Metal Ltd	AUSTRALIA
Gold (Au)	Heesung Metal Ltd	KOREA, REPUBLIC OF
Gold (Au)	Heesung(AGR Matthey)	AUSTRALIA
Gold (Au)	Heimerle + Meule GmbH (*)	GERMANY
Gold (Au)	henan middle plain smelt	CHINA
Gold (Au)	Henan Province Sanmenxia City Gold Smelter	CHINA
Gold (Au)	Henan San Men Xia	CHINA
Gold (Au)	Henan Sanmenxia Lingbao Jinyuan Mining Co., Ltd.	CHINA
Gold (Au)	Henan Zhongyuan Gold Refinery Co., Ltd.	CHINA
Gold (Au)	Henan Zhongyuan Refinery & Henan San Men Xia	CHINA
Gold (Au)	Heraeus (Zhaoyuan) Metal Materials Co.,Ltd.	CHINA
Gold (Au)	Heraeus Group	UNITED STATES
Gold (Au)	Heraeus Ltd. Hong Kong	CHINA
Gold (Au)	Heraeus Ltd. Hong Kong (*)	HONG KONG
Gold (Au)	Heraeus Ltd. Hong Kong	UNITED STATES
Gold (Au)	Heraeus Precious Metals GmbH & Co. KG	CANADA
Gold (Au)	Heraeus Precious Metals GmbH & Co. KG	CHINA
Gold (Au)	Heraeus Precious Metals GmbH & Co. KG (*)	GERMANY
Gold (Au)	Heraeus Precious Metals GmbH & Co. KG	UNITED STATES
Gold (Au)	Heraeus Zhaoyuan Changshu Electronic Material Co.,Ltd	CHINA
Gold (Au)	HeTai Gold Mineral GuangDong Ltd. Co.	CHINA
Gold (Au)	Hishikari Gold Mine (Isa)	JAPAN
Gold (Au)	HMG	GERMANY
Gold (Au)	Hon Shen Co., Ltd.	TAIWAN
Gold (Au)	HonHai Precision Co., Ltd.	TAIWAN
Gold (Au)	Honorable Hardware Craft Product Limited Company	CHINA
Gold (Au)	House of Currency of Brazil (Casa da Moeda do Brazil)	BRAZIL
Gold (Au)	Hunan Chenzhou Mining Co., Ltd.	CHINA
Gold (Au)	Hung Cheong Metal Manufacturing Limited	CHINA
Gold (Au)	Hutti Gold Mines Limited (HGML)	INDIA
Gold (Au)	Hwasung CJ Co., Ltd.	KOREA, REPUBLIC OF
Gold (Au)	ICBC	CHINA
Gold (Au)	Impag AG	SWITZERLAND
Gold (Au)	In Gold Mining Industry Group	CHINA
Gold (Au)	Inner Mongolia Qiankun Gold and Silver Refinery Share Company Limited (*)	CHINA
Gold (Au)	inovan gmbh	GERMANY
Gold (Au)	Ishifuku Metal Industry Co., Ltd. (*)	JAPAN
Gold (Au)	Istanbul Gold Refinery (*)	TURKEY
Gold (Au)	Japan Mint (*)	JAPAN
Gold (Au)	Japan Pure Chemical	JAPAN
Gold (Au)	JCC	CHINA
Gold (Au)	Jhonson Mattehey	UNITED STATES
Gold (Au)	Jia Lung Corp	TAIWAN

Gold (Au)	Jiangsu Sue large special chemical reagent Co., LTD	CHINA
Gold (Au)	Jiangxi Copper Company Limited (*)	CHINA
Gold (Au)	Jie sheng	CHINA
Gold (Au)	Jin Dong Heng	CHINA
Gold (Au)	Jin Jinyin refining company limited	CHINA
Gold (Au)	JinBao Electronic Co.,Ltd.	CHINA
Gold (Au)	Jinfeng Gold Mine Smelter	CHINA
Gold (Au)	JingShunFa	CHINA
Gold (Au)	Jinlong Copper Co. Ltd.	CHINA
Gold (Au)	JM USA	UNITED STATES
Gold (Au)	Johnson Matthey Canada	CANADA
Gold (Au)	Johnson Matthey HongKong Ltd	CHINA
Gold (Au)	Johnson Matthey Inc.	UNITED STATES
Gold (Au)	Johnson Matthey Limited	CANADA
Gold (Au)	Johnson Matthey Plc	UNITED KINGDOM
Gold (Au)	Johnson Matthey(Salt lake City)	UNITED STATES
Gold (Au)	JSC “Aurat”	RUSSIAN FEDERATION
Gold (Au)	JSC Ekaterinburg Non-Ferrous Metal Processing Plant (*)	RUSSIAN FEDERATION
Gold (Au)	JSC Uralelectromed (*)	RUSSIAN FEDERATION
Gold (Au)	JX Nippon Mining & Metals Co., Ltd. (*)	JAPAN
Gold (Au)	K.A Rasmussen as	NORWAY
Gold (Au)	Kaloti Precious Metals	UNITED ARAB EMIRATES
Gold (Au)	Kanfort Industrial (Yantai)	CHINA
Gold (Au)	Kanfort international holding	CHINA
Gold (Au)	Kangqiang Electronics Co., Ltd	CHINA
Gold (Au)	Kazakhmys Smelting LLC	KAZAKHSTAN
Gold (Au)	Kazzinc (*)	KAZAKHSTAN
Gold (Au)	Kee Shing	HONG KONG
Gold (Au)	Kennecott Utah Copper LLC (*)	UNITED STATES
Gold (Au)	KGHM Polska Miedź Spółka Akcyjna	POLAND
Gold (Au)	Kojima Chemicals Co., Ltd. (*)	JAPAN
Gold (Au)	Korea Metal Co., Ltd.	KOREA, REPUBLIC OF
Gold (Au)	Korea Zinc Co. Ltd.	KOREA, REPUBLIC OF
Gold (Au)	Kosak Seiren	JAPAN
Gold (Au)	Kuan Shuo Ind. Co., ltd.	TAIWAN
Gold (Au)	Kunshan Jinli chemical industry reagents co.,Ltd.	CHINA
Gold (Au)	KYOCERA	JAPAN
Gold (Au)	Kyrgyzaltyn JSC	KYRGYZSTAN
Gold (Au)	L’ azurde Company For Jewelry	SAUDI ARABIA
Gold (Au)	La Caridad	MEXICO
Gold (Au)	LAIZHOU SHANDONG	CHINA
Gold (Au)	LBMA	GERMANY
Gold (Au)	LBMA	JAPAN

Gold (Au)	LG-Nikko Copper Inc.	KOREA, REPUBLIC OF
Gold (Au)	Lian Xing Plating Factory	CHINA
Gold (Au)	Lingbao Gold Company Limited	CHINA
Gold (Au)	Lingbao Jinyuan Tonghui Refinery Co., Ltd.	CHINA
Gold (Au)	Linglong Gold mine	CHINA
Gold (Au)	LINXENS	FRANCE
Gold (Au)	LiQiao	CHINA
Gold (Au)	LITTELFUSE	UNITED STATES
Gold (Au)	London Bullion Market Association	UNITED KINGDOM
Gold (Au)	London Bullion Market Association	UNITED STATES
Gold (Au)	LS-NIKKO Copper Inc. (*)	KOREA, REPUBLIC OF
Gold (Au)	Luoyang Zijin Yinhui Gold Refinery Co., Ltd.	CHINA
Gold (Au)	Luoyang Zijin Yinhui Metal Smelt Co Ltd	CHINA
Gold (Au)	macderlun	CHINA
Gold (Au)	MaiTeLong	CHINA
Gold (Au)	Malaysia Smelting Corporation (MSC)	MALAYSIA
Gold (Au)	Malaysia Smelting Corporation Berhad	MALAYSIA
Gold (Au)	Malaysian Electronics Materials Sdn Bhd	MALAYSIA
Gold (Au)	Materion (*)	UNITED STATES
Gold (Au)	Matsuda Sangyo Co., Ltd. (*)	JAPAN
Gold (Au)	Mead Metals	UNITED STATES
Gold (Au)	Metahub Industries Sdn. Bhd.	MALAYSIA
Gold (Au)	Metallic Resources, Inc.	UNITED STATES
Gold (Au)	Metallo-Chimique N.V.	BELGIUM
Gold (Au)	Metallurgical Products India Pvt., Ltd.	INDIA
Gold (Au)	Metalor France	FRANCE
Gold (Au)	Metalor HK	HONG KONG
Gold (Au)	Metalor Switzerland	SWITZERLAND
Gold (Au)	Metalor Switzerland SA	SWITZERLAND
Gold (Au)	Metalor Technologies (Hong Kong) Ltd. (*)	CHINA
Gold (Au)	Metalor Technologies (Singapore) Pte., Ltd. (*)	SINGAPORE
Gold (Au)	Metalor Technologies (Suzhou) Ltd.	CHINA
Gold (Au)	Metalor Technologies SA (*)	SWITZERLAND
Gold (Au)	Metalor USA Refining Corporation (*)	UNITED STATES
Gold (Au)	Met-Mex Penoles, S.A.	MEXICO
Gold (Au)	Minsur	PERU
Gold (Au)	Mitsubishi Materials Corporation (*)	JAPAN
Gold (Au)	Mitsui Bassan Precision Metals	CHINA
Gold (Au)	Mitsui kinzoku Co Ltd takehara seirenjyo	JAPAN
Gold (Au)	Mitsui Mining and Smelting Co., Ltd.	CHINA
Gold (Au)	Mitsui Mining and Smelting Co., Ltd.	HONG KONG
Gold (Au)	Mitsui Mining and Smelting Co., Ltd. (*)	JAPAN
Gold (Au)	Mitsui Sumitomo Metal Mining Brass & Copper Co.,Ltd	JAPAN

Gold (Au)	MK Electron Co., Ltd.	AUSTRALIA
Gold (Au)	MK Electron Co., Ltd.	KOREA, REPUBLIC OF
Gold (Au)	MMTC-PAMP India Pvt., Ltd. (*)	INDIA
Gold (Au)	Morigin Co.,Ltd	JAPAN
Gold (Au)	Morris and Watson	NEW ZEALAND
Gold (Au)	Moscow Special Alloys Processing Plant (*)	RUSSIAN FEDERATION
Gold (Au)	N.E. Chemcat Corporation	JAPAN
Gold (Au)	Nadir Metal Rafineri San. Ve Tic. A.Ş. (*)	TURKEY
Gold (Au)	Nanchang Shenghua NONferrous Metals Product Plant	CHINA
Gold (Au)	Nathan Trotter & Co., Inc.	UNITED STATES
Gold (Au)	Natsuda Sangyo Co., Ltd	JAPAN
Gold (Au)	Navoi Mining and Metallurgical Combinat	UZBEKISTAN
Gold (Au)	Neomax Hitachi	JAPAN
Gold (Au)	Nihon Material Co., Ltd. (*)	JAPAN
Gold (Au)	Niihama Nickel Refinery	JAPAN
Gold (Au)	Ningbo Kangqiang	CHINA
Gold (Au)	Ningxia Orient Tantalum Industry Co., Ltd.	BRAZIL
Gold (Au)	Nippon Micrometal Cop	JAPAN
Gold (Au)	Nippon Mining & Metals	JAPAN
Gold (Au)	Norddeutsche Affinererie AG	GERMANY
Gold (Au)	Novosibirsk Integrated Tin Works	RUSSIAN FEDERATION
Gold (Au)	Nyrstar Metal	AUSTRALIA
Gold (Au)	OGM	SINGAPORE
Gold (Au)	Ögussa Österreichische Gold- und Silber-Scheideanstalt GmbH (*)	AUSTRIA
Gold (Au)	Ohio Precious Metals, LLC	UNITED STATES
Gold (Au)	Ohura Precious Metal Industry Co., Ltd. (*)	JAPAN
Gold (Au)	OJSC Kolyma Refinery	RUSSIAN FEDERATION
Gold (Au)	OJSC Krastsvetmet	RUSSIAN FEDERATION
Gold (Au)	OJSC Novosibirsk Refinery (*)	RUSSIAN FEDERATION
Gold (Au)	OMG Electrochemicals	UNITED STATES
Gold (Au)	OPM	UNITED STATES
Gold (Au)	Orelec	FRANCE
Gold (Au)	Ou Enji ( Suzhou) Electronic Chemical Company Limited	CHINA
Gold (Au)	PAMP SA (*)	SWITZERLAND
Gold (Au)	Pan Pacific Copper Co Ltd.	JAPAN
Gold (Au)	Penglai Penggang Gold Industry Co., Ltd.	CHINA
Gold (Au)	Perth Mint	AUSTRALIA
Gold (Au)	Philippine Associated Smelting and Refing Corporation	PHILIPPINES
Gold (Au)	PJ-USA	AMERICAN SAMOA
Gold (Au)	PM Sales Inc.	UNITED STATES
Gold (Au)	Pogo Gold Mining	UNITED STATES
Gold (Au)	Prioksky Plant of Non-Ferrous Metals (*)	RUSSIAN FEDERATION
Gold (Au)	PT Aneka Tambang (Persero) Tbk (*)	INDONESIA

Gold (Au)	PT Aneka Tambang (Persero) Tbk	RUSSIAN FEDERATION
Gold (Au)	PT Babel Surya Alam Lestari	INDONESIA
Gold (Au)	PT Indra Eramult Logam Industri	INDONESIA
Gold (Au)	PT KOBA Tin	INDONESIA
Gold (Au)	PT Stanindo Inti Perkasa	INDONESIA
Gold (Au)	PT Tambang Timah	INDONESIA
Gold (Au)	PT Timah	INDONESIA
Gold (Au)	PT Tinindo Inter Nusa	INDONESIA
Gold (Au)	PX Précinox SA (*)	SWITZERLAND
Gold (Au)	PYNMAX	TAIWAN
Gold (Au)	Qualibond Technology Co., Ltd	TAIWAN
Gold (Au)	Rand Refinery (Pty) Ltd. (*)	SOUTH AFRICA
Gold (Au)	Realized the enterprise co.,ltd.	CHINA
Gold (Au)	REDSUN METAL IND. CO.,LTD.	TAIWAN
Gold (Au)	Remondis Argentia B.V.	NETHERLANDS
Gold (Au)	Republic Metals Corporation (*)	UNITED STATES
Gold (Au)	Reputed Electric Industrial (Shen Zhen) Ltd.	CHINA
Gold (Au)	Riotinto	UNITED STATES
Gold (Au)	Rohm & Haas Elec. Mat’ls	SINGAPORE
Gold (Au)	Rohm & Hass	CHINA
Gold (Au)	Royal Canadian Mint (*)	CANADA
Gold (Au)	rui sheng	INDONESIA
Gold (Au)	SAAMP	FRANCE
Gold (Au)	Sabin Metal Corp.	UNITED STATES
Gold (Au)	Safety Plating	UNITED STATES
Gold (Au)	Saga, Japan	JAPAN
Gold (Au)	Saijyo,Ehime,JAPAN	JAPAN
Gold (Au)	Samdok Metal	KOREA, REPUBLIC OF
Gold (Au)	Samduck Precious Metals	KOREA, REPUBLIC OF
Gold (Au)	SAMWON Metals Corp.	KOREA, REPUBLIC OF
Gold (Au)	Sanmenxia	CHINA
Gold (Au)	Sanmenxia HengSheng Science Technology R&D CO.LTD	CHINA
Gold (Au)	Sanmenxia R&D Co., Ltd.	CHINA
Gold (Au)	Saxonia Edelmetallrecyling	GERMANY
Gold (Au)	Schloetter	UNITED KINGDOM
Gold (Au)	Schone Edelmetaal B.V. (*)	NETHERLANDS
Gold (Au)	Scotia Mocatta	HONG KONG
Gold (Au)	ScotiaMocatta, The Bank of Nova Scotia	UNITED STATES
Gold (Au)	SD (Samdok) Metal	KOREA, REPUBLIC OF
Gold (Au)	SD Gold	UNITED STATES
Gold (Au)	SEMPSA Joyería Platería SA (*)	SPAIN
Gold (Au)	Sempsa JP (Cookson Sempsa)	SPAIN
Gold (Au)	Sen Silver	JAPAN

Gold (Au)	Sendi (Japan): Kyocera Corporation	JAPAN
Gold (Au)	Senju Metal Industries	JAPAN
Gold (Au)	Sewon Korea	KOREA, REPUBLIC OF
Gold (Au)	SGE (Shanghai Gold exchange)	CHINA
Gold (Au)	Shan Dong Huangjin	CHINA
Gold (Au)	Shandon Jin Jinyin Refining Limited	CHINA
Gold (Au)	Shandong Gold Group Sanshandao Gold Refine Co.,LTD.	CHINA
Gold (Au)	Shandong Gold Mining Co Ltd	CHINA
Gold (Au)	Shandong Guoda Gold Co., LTD.	CHINA
Gold (Au)	Shandong Jun Mai Fu	CHINA
Gold (Au)	Shandong penglai gold smelter	CHINA
Gold (Au)	Shandong Tarzan Bio-Gold Industry Co., Ltd.	CHINA
Gold (Au)	Shandong Tiancheng Biological Gold Industrial Co., Ltd.	CHINA
Gold (Au)	Shandong Zhaojin Gold & Silver Refinery Co., Ltd. (*)	CHINA
Gold (Au)	Shandong Zhaoyuan Gold Argentine refining company	CHINA
Gold (Au)	Shandong Zhongkuang Group Co., LTD.	CHINA
Gold (Au)	Shangdong Gold (Laizhou)	CHINA
Gold (Au)	Shanghai Gold Trader	CHINA
Gold (Au)	Shen Zhen Thousand Island Ltd.	CHINA
Gold (Au)	Shenzhen Chemicals & light industry co., ltd	CHINA
Gold (Au)	Shenzhen fujun material technology co.,ltd	CHINA
Gold (Au)	Shenzhen Heng Zhong Industry Co.,Ltd.	CHINA
Gold (Au)	SHENZHEN TIANCHENG CHEMICAL CO LTD	CHINA
Gold (Au)	ShenZhen urban pubic bureau of China	CHINA
Gold (Au)	SHENZHEN ZHENGTIIANWEI TECHNDLOGZES.CO.LIMITED	CHINA
Gold (Au)	Shenzhen Zhonghenglong Real Industry Co.ltd	CHINA
Gold (Au)	SHINKO ELECTRIC INDUSTRIES CO., LTD.	JAPAN
Gold (Au)	Shonan Plant Tanaka Kikinzoku	JAPAN
Gold (Au)	Sichuan Tianze Precious Metals Co., Ltd. (*)	CHINA
Gold (Au)	Sindlhauser Materials GmbH	GERMANY
Gold (Au)	Singway Technology Co., Ltd. (*)	TAIWAN
Gold (Au)	SKE (China): Shanghai Kyocera Electronics CO. LTD.	CHINA
Gold (Au)	So Accurate Group, Inc.	UNITED STATES
Gold (Au)	SOE Shyolkovsky Factory of Secondary Precious Metals (*)	RUSSIAN FEDERATION
Gold (Au)	Sojitz	JAPAN
Gold (Au)	Solar	CHINA
Gold (Au)	Solar	TAIWAN
Gold (Au)	Solar Applied Materials Technology Corp.	CHINA
Gold (Au)	Solar Applied Materials Technology Corp. (*)	TAIWAN
Gold (Au)	Solartech	CHINA
Gold (Au)	Soochow University’s	CHINA
Gold (Au)	Souzhou XingRui Noble	CHINA

Gold (Au)	Standard Bank	HONG KONG
Gold (Au)	Stender Electronic Materials Co., Ltd.	CHINA
Gold (Au)	Strain DS Force Shop	JAPAN
Gold (Au)	Sudan Gold Refinery	SUDAN
Gold (Au)	Sumisho Material Corp.	JAPAN
Gold (Au)	Sumitomo	CHINA
Gold (Au)	Sumitomo Metal Mining Co., Ltd. (*)	JAPAN
Gold (Au)	Sumitomo Metal Mining Co., Ltd.	PERU
Gold (Au)	Super Dragon Technology Co., Ltd.	TAIWAN
Gold (Au)	SuZhou ShenChuang recycling Ltd.	CHINA
Gold (Au)	Suzhou university	CHINA
Gold (Au)	T.C.A S.p.A (*)	ITALY
Gold (Au)	Tai zhou chang san Jiao electron Co.,Ltd	CHINA
Gold (Au)	Tai’zhou City Yangtze River Delta Electron Ltd.	CHINA
Gold (Au)	Taizhou Delta Electronics Co., Ltd.	CHINA
Gold (Au)	Taizhou mayor triangle electronic Co., LTD	CHINA
Gold (Au)	Talcang City Nankang Metal Materila Co., Ltd	CHINA
Gold (Au)	Tanaka Denshi Kogyo K.K	JAPAN
Gold (Au)	Tanaka Electronics（Singapore）Pte.Ltd	SINGAPORE
Gold (Au)	Tanaka Kikinzoku Kogyo K.K. (*)	JAPAN
Gold (Au)	Tanaka Precious Metals	JAPAN
Gold (Au)	Technic Inc	UNITED STATES
Gold (Au)	TERMINAL	CHINA
Gold (Au)	Thaisarco	THAILAND
Gold (Au)	The Bank of Nova Scotia	HONG KONG
Gold (Au)	The Great Wall Gold and Silver Refinery of China	CHINA
Gold (Au)	The Perth Mint	AUSTRALIA
Gold (Au)	The Refinery of Shandong Gold Mining Co., Ltd. (*)	CHINA
Gold (Au)	Tiancheng Chemical	CHINA
Gold (Au)	Tokuriki Honten Co., Ltd. (*)	JAPAN
Gold (Au)	Tong Ling Jin Dian electrical technology CO. LTD.	CHINA
Gold (Au)	Tongling Nonferrous Metals Group Co., Ltd.	CHINA
Gold (Au)	Tony Goetz NV	BELGIUM
Gold (Au)	Torecom	KOREA, REPUBLIC OF
Gold (Au)	Toyo Smelter & Refinery	JAPAN
Gold (Au)	Toyo Smelter & Refinery of Sumitomo Metal Mining Co., Ltd.	JAPAN
Gold (Au)	Tsai Brother industries	TAIWAN
Gold (Au)	UBS AG Bahnhofstr.	SWITZERLAND
Gold (Au)	Umicore Brasil Ltda. (*)	BRAZIL
Gold (Au)	Umicore Galvanotechnik GmbH	GERMANY
Gold (Au)	Umicore Precious Metal Refining	UNITED STATES
Gold (Au)	Umicore Precious Metals Thailand (*)	THAILAND
Gold (Au)	Umicore SA Business Unit Precious Metals Refining (*)	BELGIUM

Gold (Au)	Umicore SA Business Unit Precious Metals Refining	GERMANY
Gold (Au)	Uniforce Metal Industrial Corp.	HONG KONG
Gold (Au)	United Precious Metal Refining, Inc.	BELGIUM
Gold (Au)	United Precious Metal Refining, Inc. (*)	UNITED STATES
Gold (Au)	United Refining	UNITED STATES
Gold (Au)	UYEMURA	UNITED STATES
Gold (Au)	Valcambi SA (*)	SWITZERLAND
Gold (Au)	Western Australian Mint trading as The Perth Mint (*)	AUSTRALIA
Gold (Au)	WIELAND Edelmetalle GmbH	GERMANY
Gold (Au)	Williams Advanced Materials	UNITED STATES
Gold (Au)	Williams Gold Refining Company	CANADA
Gold (Au)	Williams Gold Refining Company	UNITED STATES
Gold (Au)	Wuxi Middle treasure Materials	CHINA
Gold (Au)	Wuzhong Group	CHINA
Gold (Au)	Xstrata	CANADA
Gold (Au)	Xstrata	SWITZERLAND
Gold (Au)	Yamamoto Precious Metal Co., Ltd. (*)	JAPAN
Gold (Au)	Yamato Denki Ind. Co., Ltd.	JAPAN
Gold (Au)	YANTAI	CHINA
Gold (Au)	Yantai country Safeina high-tech environmental Refining Ltd.	CHINA
Gold (Au)	Yantai Guodasafina High-Tech Environmental Refinery Co., Ltd.	CHINA
Gold (Au)	Yantai Zhaojin Kanfort Precious Metals Incorporated Company	CHINA
Gold (Au)	Yantai Zhaojin Precious Metals Co., Ltd.	CHINA
Gold (Au)	Yantai Zhaojinlifu Expensive Metal Co. LTD	CHINA
Gold (Au)	Yokohama Metal Co., Ltd. (*)	JAPAN
Gold (Au)	Yoo Chang Metal	KOREA, REPUBLIC OF
Gold (Au)	YUANG HSIAN METAL INDUSTRIAL CORP	CHINA
Gold (Au)	Yuannan Metallurgical Group Co.,Ltd	CHINA
Gold (Au)	Yueqing Chemical & Light Industry & Building Materials Co., Ltd.	CHINA
Gold (Au)	Yunnan Chengfeng Non-ferrous Metals Co., Ltd.	CHINA
Gold (Au)	Yunnan Copper Industry Co., Ltd.	CHINA
Gold (Au)	Yunnan Metallurgical Group Co., Ltd.	CHINA
Gold (Au)	Yunnan Tin Company, Ltd.	CHINA
Gold (Au)	Yunnan Tin Group (Holding) Company Limited	CHINA
Gold (Au)	YUNSIN	CHINA
Gold (Au)	Zhao Yuan Gold Mine	CHINA
Gold (Au)	Zhaojin Gold and Silver Refinery Limited	CHINA
Gold (Au)	Zhaojin Gold Argentine refining company limited	CHINA
Gold (Au)	Zhaojin Group&Gold Mineral China Co., Ltd.	CHINA
Gold (Au)	Zhaojin Mining Industry Co., Ltd.	CHINA
Gold (Au)	zhaojinjinyinyelian	CHINA
Gold (Au)	Zhapjin Mining Industry Co. Ltd	CHINA
Gold (Au)	Zhe Jiang Guang Yuan Noble Metal Smelting Factory	CHINA

Gold (Au)	Zhejiang suijin	CHINA
Gold (Au)	Zhongjin Gold Corporation Limited	CHINA
Gold (Au)	Zhongkuang Gold Industry Co., Ltd.	CHINA
Gold (Au)	Zhongshan Public Security Bureau	CHINA
Gold (Au)	Zhongyuan Gold Smelter of Zhongjin Gold Corporation (*)	CHINA
Gold (Au)	ZHUZHOU SMELTER GROUP CO., LTD	CHINA
Gold (Au)	Zijin Mining Group Co., Ltd. Gold Refinery (*)	CHINA
Gold (Au)	Zijin Mining Industry Corporation	CHINA
Tantalum (Ta)	A&M Minerals Limited	UNITED KINGDOM
Tantalum (Ta)	ANHUI HERRMAN IMPEX CO., LTD	CHINA
Tantalum (Ta)	Avon Specialty Metals Ltd	UNITED KINGDOM
Tantalum (Ta)	Butterworth Smelter	MALAYSIA
Tantalum (Ta)	Changsha South Tantalum Niobium Co., Ltd. (*)	CHINA
Tantalum (Ta)	Changsha Southern	CHINA
Tantalum (Ta)	Changzhou Daily-max Battery Co., Ltd	CHINA
Tantalum (Ta)	China Shenzhen Morgan Sputtering Targets & Technology Co., Ltd.	CHINA
Tantalum (Ta)	Chongyi Zhangyuan Tungsten Co., Ltd.	CHINA
Tantalum (Ta)	CIF	BRAZIL
Tantalum (Ta)	Companhia Industrial Fluminense	BRAZIL
Tantalum (Ta)	Conghua Tantalum and Niobium Smeltry (*)	CHINA
Tantalum (Ta)	D Block Metals, LLC (*)	UNITED STATES
Tantalum (Ta)	Douluoshan Sapphire Rare Metal Co Ltd	CHINA
Tantalum (Ta)	Duoluoshan (*)	CHINA
Tantalum (Ta)	E.S.R. Electronics	UNITED STATES
Tantalum (Ta)	EMJ Los Angeles	UNITED STATES
Tantalum (Ta)	Ethiopian Minerals Development Share Company	ETHIOPIA
Tantalum (Ta)	Exotech Inc. (*)	UNITED STATES
Tantalum (Ta)	F&X Electro-Materials Ltd. (*)	CHINA
Tantalum (Ta)	FIR Metals & Resource Ltd. (*)	CHINA
Tantalum (Ta)	Fombell	UNITED STATES
Tantalum (Ta)	Fujian Nanping	CHINA
Tantalum (Ta)	Furuuchi Chemical Corporation	JAPAN
Tantalum (Ta)	Gannon & Scott	UNITED STATES
Tantalum (Ta)	Ganzhou Grand Sea W & Mo Group Co Ltd	CHINA
Tantalum (Ta)	Ganzhou Seadragon W & Mo Co., Ltd.	CHINA
Tantalum (Ta)	Global Advanced Metals Aizu (*)	JAPAN
Tantalum (Ta)	Global Advanced Metals Boyertown	JAPAN
Tantalum (Ta)	Global Advanced Metals Boyertown (*)	UNITED STATES
Tantalum (Ta)	Gloria Material Technology	TAIWAN
Tantalum (Ta)	Guangdong Zhiyuan New Material Co., Ltd. (*)	CHINA
Tantalum (Ta)	Guizhou Zhenhua Xinyun Technology Ltd., Kaili branch	CHINA
Tantalum (Ta)	H.C. Starck Co., Ltd. (*)	THAILAND
Tantalum (Ta)	H.C. Starck GmbH	GERMANY

Tantalum (Ta)	H.C. Starck GmbH Goslar (*)	GERMANY
Tantalum (Ta)	H.C. Starck GmbH Laufenburg (*)	GERMANY
Tantalum (Ta)	H.C. Starck Hermsdorf GmbH (*)	GERMANY
Tantalum (Ta)	H.C. Starck Inc. (*)	UNITED STATES
Tantalum (Ta)	H.C. Starck Ltd. (*)	JAPAN
Tantalum (Ta)	H.C. Starck Smelting GmbH & Co.KG (*)	GERMANY
Tantalum (Ta)	Hengyang King Xing Lifeng New Materials Co., Ltd. (*)	CHINA
Tantalum (Ta)	Hi-Temp Specialty Metals, Inc. (*)	UNITED STATES
Tantalum (Ta)	Jiangxi Dinghai Tantalum & Niobium Co., Ltd. (*)	CHINA
Tantalum (Ta)	Jiangxi Rare Earth & Rare Metals Tungsten Group Imp.& Exp. Co. Ltd.	CHINA
Tantalum (Ta)	Jiangxi Tuohong New Raw Material (*)	CHINA
Tantalum (Ta)	Jiangxi Yichun	CHINA
Tantalum (Ta)	Jinduicheng Molybdenum Co., Ltd	CHINA
Tantalum (Ta)	JiuJiang JinXin Nonferrous Metals Co., Ltd. (*)	CHINA
Tantalum (Ta)	Jiujiang Tanbre Co., Ltd. (*)	CHINA
Tantalum (Ta)	Jiujiang Zhongao Tantalum & Niobium Co., Ltd. (*)	CHINA
Tantalum (Ta)	Jonathan Ng	JAPAN
Tantalum (Ta)	JX Nippon Mining & Metals Co., Ltd.	JAPAN
Tantalum (Ta)	KEMET Blue Metals (*)	MEXICO
Tantalum (Ta)	KEMET Blue Metals	UNITED STATES
Tantalum (Ta)	KEMET Blue Powder (*)	UNITED STATES
Tantalum (Ta)	Kennametal Inc.	UNITED STATES
Tantalum (Ta)	King-Tan Tantalum Industry Ltd. (*)	CHINA
Tantalum (Ta)	KME Germany GmbH & Co. KG	GERMANY
Tantalum (Ta)	KYOCERA	JAPAN
Tantalum (Ta)	LSM Brasil S.A. (*)	BRAZIL
Tantalum (Ta)	Luoyang Kewei Molybdenum & Tungsten Co. LTD	CHINA
Tantalum (Ta)	Matsuo Electric	JAPAN
Tantalum (Ta)	Metal Do Co. Ltd.	JAPAN
Tantalum (Ta)	Metallurgical Products India Pvt., Ltd. (*)	INDIA
Tantalum (Ta)	Meterion Advanced Materials Thin Film Products	UNITED STATES
Tantalum (Ta)	Mineração Taboca S.A. (*)	BRAZIL
Tantalum (Ta)	Mitsui Mining & Smelting (*)	JAPAN
Tantalum (Ta)	Molycorp Silmet A.S. (*)	ESTONIA
Tantalum (Ta)	Nantong Tongjie Electrical Co., Ltd.	CHINA
Tantalum (Ta)	Newton, MA	UNITED STATES
Tantalum (Ta)	Ningxia Orient Tantalum Industry Co., Ltd.	BRAZIL
Tantalum (Ta)	Ningxia Orient Tantalum Industry Co., Ltd. (*)	CHINA
Tantalum (Ta)	Ningxia Orient Tantalum Industry Co., Ltd.	ETHIOPIA
Tantalum (Ta)	Ningxia Orient Tantalum Industry Co., Ltd.	JAPAN
Tantalum (Ta)	Ningxia Orient Tantalum Industry Co., Ltd.	THAILAND
Tantalum (Ta)	Ningxia Orient Tantalum Industry Co., Ltd.	UNITED KINGDOM
Tantalum (Ta)	Niobec	CANADA

Tantalum (Ta)	Niotan	UNITED STATES
Tantalum (Ta)	Nippon Kinzoku	JAPAN
Tantalum (Ta)	Nippon Metals & Mining	JAPAN
Tantalum (Ta)	Nippon Mining & Metals	JAPAN
Tantalum (Ta)	Nitora	SWITZERLAND
Tantalum (Ta)	NTET, Thailand	THAILAND
Tantalum (Ta)	Plansee	AUSTRIA
Tantalum (Ta)	Plansee SE	AUSTRIA
Tantalum (Ta)	Plansee SE Liezen (*)	AUSTRIA
Tantalum (Ta)	Plansee SE Reutte (*)	AUSTRIA
Tantalum (Ta)	Posco	KOREA, REPUBLIC OF
Tantalum (Ta)	QuantumClean (*)	UNITED STATES
Tantalum (Ta)	Resind Indústria e Comércio Ltda. (*)	BRAZIL
Tantalum (Ta)	RFH Tantalum Smeltry Co., Ltd. (*)	CHINA
Tantalum (Ta)	Shanghai Jiangxi Metals Co. Ltd	CHINA
Tantalum (Ta)	Solikamsk Magnesium Works OAO (*)	RUSSIAN FEDERATION
Tantalum (Ta)	Solikamsk Metal Works	RUSSIAN FEDERATION
Tantalum (Ta)	SUMITOMO (A.L.M.T Corp)	JAPAN
Tantalum (Ta)	Taki Chemicals (*)	JAPAN
Tantalum (Ta)	Talison Minerals Pty Ltd	AUSTRALIA
Tantalum (Ta)	Talley Metals	UNITED STATES
Tantalum (Ta)	Tantalite Resources	SOUTH AFRICA
Tantalum (Ta)	Telex Metals (*)	UNITED STATES
Tantalum (Ta)	Tranzact, Inc. (*)	UNITED STATES
Tantalum (Ta)	Triebacher	GERMANY
Tantalum (Ta)	ULBA	KAZAKHSTAN
Tantalum (Ta)	Ulba Metallurgical Plant JSC (*)	KAZAKHSTAN
Tantalum (Ta)	Vietnam Youngsun Tungsten Industry Co., Ltd.	VIETNAM
Tantalum (Ta)	Vishay Intertechnology	ISRAEL
Tantalum (Ta)	XinXing HaoRong Electronic Material Co., Ltd. (*)	CHINA
Tantalum (Ta)	Yano Metal	JAPAN
Tantalum (Ta)	Yichun Jin Yang Rare Metal Co., Ltd. (*)	CHINA
Tantalum (Ta)	Zhuzhou Cemented Carbide (*)	CHINA
Tin (Sn)	5N PLUS	GERMANY
Tin (Sn)	5N PLUS	UNITED KINGDOM
Tin (Sn)	A I M Québec	CANADA
Tin (Sn)	ABC	ALGERIA
Tin (Sn)	AcademyPreciousMetals(China)Co.,Ltd	CHINA
Tin (Sn)	ACT JAPAN	JAPAN
Tin (Sn)	AGR Mathey	AUSTRALIA
Tin (Sn)	AIM Group	CANADA
Tin (Sn)	AIM Solder	CANADA
Tin (Sn)	AK Steel Corp.	UNITED STATES

Tin (Sn)	Allgemeine Gold-und Silberscheideanstalt A.G.	GERMANY
Tin (Sn)	Allied Material Corporation	JAPAN
Tin (Sn)	Allied Material Corporation	UNITED STATES
Tin (Sn)	ALMT Corp	CHINA
Tin (Sn)	ALMT Corp	JAPAN
Tin (Sn)	Alpha Metals	TAIWAN
Tin (Sn)	Alpha Metals	UNITED STATES
Tin (Sn)	Alpha Metals Korea Ltd.	KOREA, REPUBLIC OF
Tin (Sn)	Alpha Metals Taiwan	TAIWAN
Tin (Sn)	Alpha Metals Taiwan	UNITED STATES
Tin (Sn)	Alrec	UNITED STATES
Tin (Sn)	Aluminium Alloy Smelter Ind. Sdn. Bhd.	MALAYSIA
Tin (Sn)	Aluminum Alloys Inc.	UNITED STATES
Tin (Sn)	Aluminum Resources	UNITED STATES
Tin (Sn)	Aluphoenix srl	ITALY
Tin (Sn)	Amalgamated Metal Corporation	CHINA
Tin (Sn)	Amalgamated Metal Corporation	INDONESIA
Tin (Sn)	Amalgamated Metal Corporation	PERU
Tin (Sn)	Amalgamated Metal Corporation	UNITED KINGDOM
Tin (Sn)	Amalgamated Metal Corporation	UNITED STATES
Tin (Sn)	Amalgamet - Minsur S.A.	PERU
Tin (Sn)	American Iron & Metal Co. Inc	CANADA
Tin (Sn)	American Iron & Metal Co. Inc	UNITED STATES
Tin (Sn)	Ami Bridge Enterprise Co., Ltd.	TAIWAN
Tin (Sn)	AMPERE	GERMANY
Tin (Sn)	Ampere Polska Sp. z o.o. (trader)	FRANCE
Tin (Sn)	Ampere Polska Sp. z o.o. (trader)	GERMANY
Tin (Sn)	An Thai Minerals Company Limited	VIETNAM
Tin (Sn)	An Vinh Joint Stock Mineral Processing Company	VIETNAM
Tin (Sn)	An Xin Xuan Xin Yue You Se Jin Shu Co. Ltd.	CHINA
Tin (Sn)	ANCHEN SOLDER TIN PRODUCTS CO.,LTD	CHINA
Tin (Sn)	ANHUI XINKE NEW MATERIALS CO.,LTD	CHINA
Tin (Sn)	Anson Solder & Tin Products Made Ltd.	CHINA
Tin (Sn)	Aoki Loboratories Ltd.	CHINA
Tin (Sn)	Aold Labatorios Ltd	CHINA
Tin (Sn)	ArcelorMittal Burns Harbor	UNITED STATES
Tin (Sn)	Arco Alloys	UNITED STATES
Tin (Sn)	Asahi	SINGAPORE
Tin (Sn)	Asahi Pretec Corporation	JAPAN
Tin (Sn)	Asahi Solder Tech (Wuxi) Co. Ltd.	CHINA
Tin (Sn)	ASEM	CHINA
Tin (Sn)	Assaf Conductors Ltd.	UNITED STATES
Tin (Sn)	ATI Metalworking Products	UNITED STATES

Tin (Sn)	ATI Tungsten Materials	UNITED STATES
Tin (Sn)	Atlantic Metals	UNITED STATES
Tin (Sn)	Atlas Pacific	UNITED STATES
Tin (Sn)	Atotech	GERMANY
Tin (Sn)	AURA-II	UNITED STATES
Tin (Sn)	Aurubis AG	GERMANY
Tin (Sn)	Aurubis AG	NETHERLANDS
Tin (Sn)	Aurubis AG	UNITED STATES
Tin (Sn)	Ausmelt Limited	AUSTRALIA
Tin (Sn)	BALVER ZINN Josef Jost GmbH & Co.KG	GERMANY
Tin (Sn)	Bangka	INDONESIA
Tin (Sn)	Baoshida Swissmetall	SWITZERLAND
Tin (Sn)	Baslini Tin Srl	ITALY
Tin (Sn)	Beijing Oriental Guide Welding Materials Co., Ltd.	CHINA
Tin (Sn)	Beijing Xinghe Jiada Technology Development	CHINA
Tin (Sn)	Bintulu	MALAYSIA
Tin (Sn)	BNT Chemicals Gmbh	GERMANY
Tin (Sn)	Bonoka.Beliting INDONESIA	INDONESIA
Tin (Sn)	Brinkmann Chemie AG	GERMANY
Tin (Sn)	Britannia Refined Metals Ltd.	UNITED KINGDOM
Tin (Sn)	Butterworth Smelter	MALAYSIA
Tin (Sn)	C. Hafner GmbH + Co. KG	GERMANY
Tin (Sn)	Canfield	UNITED STATES
Tin (Sn)	Carbografite Equipamento Industrias Ltda	BRAZIL
Tin (Sn)	CFC Cooperativa dos Fundidores de Cassiterita da Amazonia Ltda.	BRAZIL
Tin (Sn)	Changzhou Daily-max Battery Co., Ltd	CHINA
Tin (Sn)	Chengfeng Metals Co Pte Ltd	CHINA
Tin (Sn)	Chengfeng Metals Co Pte Ltd	SINGAPORE
Tin (Sn)	Chenzhou Gold Arrow Solder CO.,Ltd	CHINA
Tin (Sn)	Chenzhou Yunxiang Mining and Metallurgy Company Limited	CHINA
Tin (Sn)	Chenzhou Yunxiang Mining and Metallurgy Company Limited	UNITED KINGDOM
Tin (Sn)	Chernan Technology co., ltd	TAIWAN
Tin (Sn)	China Hongqiao	CHINA
Tin (Sn)	China Huaxi Group Nandan	CHINA
Tin (Sn)	China Minmetals Corp.	CHINA
Tin (Sn)	China National Non Ferrous	CHINA
Tin (Sn)	China New Materials	CHINA
Tin (Sn)	China Rare Metal Material Co., Ltd.	CHINA
Tin (Sn)	China Steel Corporation	TAIWAN
Tin (Sn)	China Tin Group Co., Ltd. (*)	CHINA
Tin (Sn)	China Tin Lai Ben Smelter Co., Ltd.	CHINA
Tin (Sn)	China Yunnan Tin Co Ltd.	CHINA
Tin (Sn)	China YunXi mining	CHINA

Tin (Sn)	Chofu Works	CHINA
Tin (Sn)	Chofu Works	JAPAN
Tin (Sn)	Chongyi Zhangyuan Tungsten Co., Ltd.	GERMANY
Tin (Sn)	ChunLin Nonferrous.Metals(Huizhou)Co.,Ltd	CHINA
Tin (Sn)	CNMC (Guangxi) PGMA Co., Ltd.	CHINA
Tin (Sn)	Cofermetal Spa	ITALY
Tin (Sn)	Colonial Metals	UNITED STATES
Tin (Sn)	Continental	UNITED STATES
Tin (Sn)	Cookson	CHINA
Tin (Sn)	Cookson	TAIWAN
Tin (Sn)	Cookson	UNITED STATES
Tin (Sn)	Cookson Alpha Metals (Shenzhen) Co., Ltd.	CHINA
Tin (Sn)	Cooper Santa	BRAZIL
Tin (Sn)	Cooperativa Metalurgica de Rondônia Ltda. (*)	BRAZIL
Tin (Sn)	Coopermetal	BRAZIL
Tin (Sn)	COPPER 100	BRAZIL
Tin (Sn)	Copper Suzhou Co.,	CHINA
Tin (Sn)	Corporation Berhad (MSC)	MALAYSIA
Tin (Sn)	CSC Pure Technologies	RUSSIAN FEDERATION
Tin (Sn)	CUSTOM ALLOY LIGHT METALS INC	UNITED STATES
Tin (Sn)	CV Ayi Jaya (*)	INDONESIA
Tin (Sn)	CV Dua Sekawan	INDONESIA
Tin (Sn)	CV Duta Putra Bangka	INDONESIA
Tin (Sn)	CV Gita Pesona (*)	INDONESIA
Tin (Sn)	CV Justindo	INDONESIA
Tin (Sn)	CV Murjanah	INDONESIA
Tin (Sn)	CV Nurjanah	INDONESIA
Tin (Sn)	CV Serumpun Sebalai (*)	INDONESIA
Tin (Sn)	CV Tiga Sekawan	INDONESIA
Tin (Sn)	CV United Smelting (*)	INDONESIA
Tin (Sn)	CV Venus Inti Perkasa (*)	INDONESIA
Tin (Sn)	CWB Materials	UNITED STATES
Tin (Sn)	Da Tong Co., Ltd	CHINA
Tin (Sn)	Dae Kil Metal Co., Ltd	KOREA, REPUBLIC OF
Tin (Sn)	DAECHANG Co. LTD.	KOREA, REPUBLIC OF
Tin (Sn)	Daewoo International	KOREA, REPUBLIC OF
Tin (Sn)	Darley Dale Smelter	UNITED KINGDOM
Tin (Sn)	Daye Non-Ferrous Metals Mining Ltd.	CHINA
Tin (Sn)	Diehl Metall Aplications GmbH	GERMANY
Tin (Sn)	DONGGUAN CITY HUAYU METALS MATERIAL CO.,LTD	CHINA
Tin (Sn)	Dongguan City JiuBo Electronic Science and Technology Co.,LTD	CHINA
Tin (Sn)	DongGuan City Thousand Island Metal Foil Co., Ltd	CHINA
Tin (Sn)	Dong’guan Dong wu Violent-toxic Chemical Products Co., Ltd.	CHINA

Tin (Sn)	Dowa (*)	JAPAN
Tin (Sn)	Dr.-Ing. Max Schloetter GmbH & Co. KG	GERMANY
Tin (Sn)	DS	INDONESIA
Tin (Sn)	DS	KOREA, REPUBLIC OF
Tin (Sn)	Duoluoshan	CHINA
Tin (Sn)	Eastern Alloys	UNITED STATES
Tin (Sn)	EBARA-UDYLITE	CHINA
Tin (Sn)	Edzell Corp	URUGUAY
Tin (Sn)	Electroloy Coroperation Sdn Bhd	MALAYSIA
Tin (Sn)	Electroloy Metal Co. Ltd	CHINA
Tin (Sn)	Electroloy Metal Co. Ltd	SINGAPORE
Tin (Sn)	Electro-Mechanical Facility of the Cao Bang Minerals & Metallurgy Joint Stock Company	VIETNAM
Tin (Sn)	Elmet S.A. de C.V.	BOLIVIA
Tin (Sn)	Elmet S.L.U. (Metallo Group) (*)	SPAIN
Tin (Sn)	EM Vinto (*)	BOLIVIA
Tin (Sn)	Empresa Metalúrgica Vinto	BOLIVIA
Tin (Sn)	ENAF	BOLIVIA
Tin (Sn)	Essar Steel Algoma	CANADA
Tin (Sn)	Estanho de Rondônia S.A.	BRAZIL
Tin (Sn)	E-tech Philippines	PHILIPPINES
Tin (Sn)	Eximental S.A.	ARGENTINA
Tin (Sn)	Feinhütte Halsbrücke GmbH	GERMANY
Tin (Sn)	Felder GmbH - Löttechnik	GERMANY
Tin (Sn)	Fenix Metals (*)	POLAND
Tin (Sn)	Ferro Alloys de México, S.A. de C.V.	BRAZIL
Tin (Sn)	First Copper Technology Co., Ltd.	TAIWAN
Tin (Sn)	FOREVER GLOD METAL MATERIAL(D.G.)CO.,LTD.	CHINA
Tin (Sn)	Fortune Metal Factory	CHINA
Tin (Sn)	FRAME	CHINA
Tin (Sn)	FSE Novosibirsk Refinery	RUSSIAN FEDERATION
Tin (Sn)	Fuji Metal Mining	TAIWAN
Tin (Sn)	Fuji Metal Mining	THAILAND
Tin (Sn)	Fujian Zijin copper Co.Ltd	CHINA
Tin (Sn)	Full armor Industries (shares) Ltd.	TAIWAN
Tin (Sn)	Fundipar	BRAZIL
Tin (Sn)	Funsur Smelter	BRAZIL
Tin (Sn)	Funsur Smelter	PERU
Tin (Sn)	Furukawa Company, Ltd.	JAPAN
Tin (Sn)	Galva Metal	EGYPT
Tin (Sn)	Ganzhou Non-ferrous Metals Smelting Co., Ltd.	CHINA
Tin (Sn)	Ganzhou sinda W&Mo Co. Ltd.	CHINA
Tin (Sn)	GE JIU CITY DATUN CHENGFENG SMELTE	CHINA
Tin (Sn)	Gebr. Kemper GmbH & Co.KG	GERMANY

Tin (Sn)	Gebrueder	GERMANY
Tin (Sn)	Geiju Non-Ferrous Metal Processing Co. Ltd. (*)	CHINA
Tin (Sn)	Gejiu City, Yunnan, China	CHINA
Tin (Sn)	Gejiu Fengming Metalurgy Chemical Plant	CHINA
Tin (Sn)	GEJIU GOLD SMELTER MINERALS CO.,LTD	CHINA
Tin (Sn)	Gejiu Jin Ye Mineral Co., Ltd.	CHINA
Tin (Sn)	Gejiu Kai Meng Industry and Trade LLC	CHINA
Tin (Sn)	Gejiu Kai Meng Industry and Trade LLC	INDONESIA
Tin (Sn)	Gejiu Non-Ferrous Metal Processing Co., Ltd.	CHINA
Tin (Sn)	GEJIU YUNHONG TIN LTD YUNNAN OF P.R.CHINA	CHINA
Tin (Sn)	Gejiu YunXin Colored Electrolytic Ltd	CHINA
Tin (Sn)	Gejiu Yunxin Nonferrous Electrolysis Co., Ltd.	CHINA
Tin (Sn)	Gejiu Zili Mining And Metallurgy Co., Ltd.	CHINA
Tin (Sn)	Gibbs Wire & Steel Co	CHINA
Tin (Sn)	Gibbs Wire & Steel Co	UNITED STATES
Tin (Sn)	Global Tungsten & Powders Corp.	UNITED STATES
Tin (Sn)	Gold Bell Group	CHINA
Tin (Sn)	Gomat-e-K.	GERMANY
Tin (Sn)	Goodway	CHINA
Tin (Sn)	Goodway	UNITED STATES
Tin (Sn)	Grant Manufacturing and Alloying	UNITED STATES
Tin (Sn)	Grillo-Handel	GERMANY
Tin (Sn)	GuangDong Jiatian Stannum Products Co., Ltd	CHINA
Tin (Sn)	GUANGXI CHINA TIN GROUP CO.,LTD	CHINA
Tin (Sn)	Guangxi Huaxi Group Co.,Ltd	CHINA
Tin (Sn)	GuangXi PING GUI Flying Saucer Ltd Co	CHINA
Tin (Sn)	Guangxi Pinggui PGMA Co. Ltd.	CHINA
Tin (Sn)	Guangxi Zhongshan Gold Bell Smelting Corp.Ltd	CHINA
Tin (Sn)	Guangzhou Non-Ferrous Metals Research Institute	CHINA
Tin (Sn)	Guangzhou Special Copper & Electronics material Co.,LTD	CHINA
Tin (Sn)	GUANGZHOU TIANSHUO ELECTRONI TECHNOLOGY.CO.LTD	CHINA
Tin (Sn)	GuanXi China Tin Group Co.,LTD	CHINA
Tin (Sn)	Guanyang Guida Nonferrous Metal Smelting Plant	CHINA
Tin (Sn)	H. Kramer & Co	UNITED STATES
Tin (Sn)	H.C. Starck GmbH	GERMANY
Tin (Sn)	H.J.Enthoven & Sons	UNITED KINGDOM
Tin (Sn)	Hai Yuxin Xi Zhuhai Co., Ltd.	CHINA
Tin (Sn)	Hana-High Metal	MALAYSIA
Tin (Sn)	Hanbaek nonferrous metals	KOREA, REPUBLIC OF
Tin (Sn)	Hanbak	KOREA, REPUBLIC OF
Tin (Sn)	Handok	KOREA, REPUBLIC OF
Tin (Sn)	Hangzhou Yatong Electronics Co., Ltd.	CHINA
Tin (Sn)	Harima Smelter	JAPAN

Tin (Sn)	Hayes Metals Pty Ltd	AUSTRALIA
Tin (Sn)	Hayes Metals Pty Ltd	NEW ZEALAND
Tin (Sn)	HeChi Metallurgical Chemical factory	CHINA
Tin (Sn)	Heesung Metal Ltd	KOREA, REPUBLIC OF
Tin (Sn)	Heimerle + Meule GmbH	GERMANY
Tin (Sn)	Henan Province in Gold Investment Management Ltd.	CHINA
Tin (Sn)	Hengtai Wiring Materials Co., Ltd.	CHINA
Tin (Sn)	Heraeus Hanau	GERMANY
Tin (Sn)	Heraeus Ltd. Hong Kong	CHINA
Tin (Sn)	Heraeus Ltd. Hong Kong	HONG KONG
Tin (Sn)	Heraeus Ltd. Hong Kong	SINGAPORE
Tin (Sn)	Heraeus Materials Singapore Pte, Ltd.	SINGAPORE
Tin (Sn)	Heraeus Oriental Hitec Co., Ltd.	KOREA, REPUBLIC OF
Tin (Sn)	Heraeus Precious Metals GmbH & Co. KG	GERMANY
Tin (Sn)	Heraeus Precious Metals GmbH & Co. KG	SINGAPORE
Tin (Sn)	Heraeus Zhaoyuan Changshu Electronic Material Co.,Ltd	CHINA
Tin (Sn)	HeTai Gold Mineral GuangDong Ltd. Co.	CHINA
Tin (Sn)	Heyco Metals	UNITED STATES
Tin (Sn)	High Quality Technology Co., Ltd	CHINA
Tin (Sn)	High-Power Surface Technology	CHINA
Tin (Sn)	High-Tech Co Ltd.	TAIWAN
Tin (Sn)	Hikaru Suites Ltd.	JAPAN
Tin (Sn)	Hitachi Cable	JAPAN
Tin (Sn)	HL Thorne	UNITED KINGDOM
Tin (Sn)	HOLDJINN	CHINA
Tin (Sn)	Honeywell Electronic Materials	UNITED STATES
Tin (Sn)	Hong-Qiao Co., Ltd.	CHINA
Tin (Sn)	HUA ENG WIRE&CABLE CO.,LTD	TAIWAN
Tin (Sn)	HUANGGANG CITY TONGDING METALLIC MATERIAL CO.LTD	CHINA
Tin (Sn)	Huanggang Tongding Metal Materials Co. Ltd.	CHINA
Tin (Sn)	Huaxi Smelting Co. Ltd	CHINA
Tin (Sn)	Hubei Tong Ding metal	CHINA
Tin (Sn)	HuiChang Hill Tin Industry Co., Ltd.	CHINA
Tin (Sn)	Huichang Jinshunda Tin Co., Ltd.	CHINA
Tin (Sn)	Huichang Shun Tin Kam Industries, Ltd.	CHINA
Tin (Sn)	Huizhou Taiwan Electronic Component Limited Company	CHINA
Tin (Sn)	Hunan Chenzhou Mining Co., Ltd.	CHINA
Tin (Sn)	Hunan Chunchang Nonferrous Metals Co., Ltd.	CHINA
Tin (Sn)	Hunan Nonferrous Metals Holding Group Co. LTD	CHINA
Tin (Sn)	Hunan Xianghualing Tin Co. ltd	CHINA
Tin (Sn)	Huntington Alloys	UNITED STATES
Tin (Sn)	Hyundai-Steel	KOREA, REPUBLIC OF
Tin (Sn)	IBE Zinn- und Lötprodukte e.K.	GERMANY

Tin (Sn)	IBF IND BRASILEIRA DE FERROLIGAS LTDA	BRAZIL
Tin (Sn)	IMC-MetalsAmerica, LLC	UNITED STATES
Tin (Sn)	IMLI	INDONESIA
Tin (Sn)	Impag AG	SWITZERLAND
Tin (Sn)	Imperial Zinc	UNITED STATES
Tin (Sn)	INBRA IND E COM DE METAIS LTDA	BRAZIL
Tin (Sn)	Increasingly and Chemical Co. (Suzhou) Ltd.	CHINA
Tin (Sn)	Ind, Brasiliera de Ferroligas Ltda	BRAZIL
Tin (Sn)	INDIUM CORPORATION OF EUROPE	UNITED KINGDOM
Tin (Sn)	Indonesia(Bangka)	INDONESIA
Tin (Sn)	Indonesian State Tin Corp	INDONESIA
Tin (Sn)	Indonesian State Tin Corporation Mentok Smelter	INDONESIA
Tin (Sn)	Indonesian Tin Ingot	INDONESIA
Tin (Sn)	Indra Eramulti Logam,IMLI	INDONESIA
Tin (Sn)	Industria Brasileira de Ferro Ligas Ltda	BRAZIL
Tin (Sn)	Ing.Josef Kořínek	CZECH REPUBLIC
Tin (Sn)	Ingot Metal	CANADA
Tin (Sn)	International Wire Group, Inc	UNITED STATES
Tin (Sn)	IPS	FRANCE
Tin (Sn)	Ishihara Chemical Co. Ltd.	JAPAN
Tin (Sn)	ISHIKAWA METAL CO.,LTD.	JAPAN
Tin (Sn)	Jada Electronic limited (JX Nippon Mining& Matal Co., Ltd)	JAPAN
Tin (Sn)	JalanPantai/Malaysia	MALAYSIA
Tin (Sn)	Jan Janq	TAIWAN
Tin (Sn)	Japan New Metals Co., Ltd.	JAPAN
Tin (Sn)	JAU JANQ ENTERPRISE CO., LTD.	JAPAN
Tin (Sn)	JAU JANQ ENTERPRISE CO., LTD.	MALAYSIA
Tin (Sn)	JAU JANQ ENTERPRISE CO., LTD.	TAIWAN
Tin (Sn)	Jean Goldschmidt International	BELGIUM
Tin (Sn)	Jia Tian	CHINA
Tin (Sn)	JIA WANG Technology solder product	CHINA
Tin (Sn)	Jiangmen Huayuan Industry Co. Ltd	CHINA
Tin (Sn)	Jiangxi Copper Corporation (JCC)	CHINA
Tin (Sn)	JiangXi JiaWang	CHINA
Tin (Sn)	Jiangxi Jinshunda Tin Co. Ltd.	CHINA
Tin (Sn)	Jiangxi Ketai Advanced Material Co., Ltd. (*)	CHINA
Tin (Sn)	Jiangxi Nankang Nanshan Tin Co., Ltd.	CHINA
Tin (Sn)	Jiangxi Nanshan	CHINA
Tin (Sn)	Jiangxi Shunda Huichang Kam Tin Co., Ltd.	CHINA
Tin (Sn)	Jiangxi Tungsten Industry Group Co. Ltd.	CHINA
Tin (Sn)	Jin Tian	CHINA
Tin (Sn)	Jin Zhou	CHINA
Tin (Sn)	JinDa Metal .Co.Ltd	CHINA

Tin (Sn)	Jinfeng Gold Mine Smelter	CHINA
Tin (Sn)	Jinlong Copper Co. Ltd.	CHINA
Tin (Sn)	Johnson Matthey Inc.	UNITED STATES
Tin (Sn)	JU TAI INDUSTRIAL CO.,LTD	CHINA
Tin (Sn)	Jun Yuan Co., Ltd	CHINA
Tin (Sn)	Juxuan	CHINA
Tin (Sn)	JX Nippon Mining & Metals Co., Ltd.	INDONESIA
Tin (Sn)	JX Nippon Mining & Metals Co., Ltd.	JAPAN
Tin (Sn)	Kai Union Industry and Trade Co., Ltd. (China)	CHINA
Tin (Sn)	Kai Unita Trade Limited Liability Company	CHINA
Tin (Sn)	Kaimeng(Gejiu) Industry and Trade Co., Ltd.	CHINA
Tin (Sn)	Kalas Wire	UNITED STATES
Tin (Sn)	KARAS PLATING LTD	UNITED KINGDOM
Tin (Sn)	Katapang	CHINA
Tin (Sn)	Keeling & Walker	PERU
Tin (Sn)	Keeling & Walker	UNITED KINGDOM
Tin (Sn)	Ketabang	CHINA
Tin (Sn)	Ketabang	INDONESIA
Tin (Sn)	Ketabang	UNITED KINGDOM
Tin (Sn)	Kewei Tin Co.,ltd	CHINA
Tin (Sn)	KIESOW DR. BRINKMANN	GERMANY
Tin (Sn)	Kihong T&G	INDONESIA
Tin (Sn)	KME Germany GmbH & Co. KG	GERMANY
Tin (Sn)	KOBA	INDONESIA
Tin (Sn)	KOBA	MALAYSIA
Tin (Sn)	Koba/Primah	INDONESIA
Tin (Sn)	Koepp Schaum GmbH	GERMANY
Tin (Sn)	Kohoku kogyo Co.,Ltd	JAPAN
Tin (Sn)	KOKI JAPAN	JAPAN
Tin (Sn)	Koki Products Co.,Ltd	THAILAND
Tin (Sn)	KOVOHUTĚ PŘÍBRAM NÁSTUPNICKÁ, A.S.	CZECH REPUBLIC
Tin (Sn)	KU PING ENTERPRISE CO.,LTD	TAIWAN
Tin (Sn)	Kuan Shuo Ind. Co., ltd.	TAIWAN
Tin (Sn)	KuanShan China Ai Sen Self-conductor Meterials Company	CHINA
Tin (Sn)	Kundur Smelter	INDONESIA
Tin (Sn)	Kunming High-tech Industrial Developing Area	CHINA
Tin (Sn)	Kunshan shenghan	CHINA
Tin (Sn)	Kunshan tianhe solder manufacturing Co., LTD	CHINA
Tin (Sn)	Kuntai	CHINA
Tin (Sn)	Kupol	RUSSIAN FEDERATION
Tin (Sn)	Kurt J Lesker Company	UNITED STATES
Tin (Sn)	KYOCERA	JAPAN
Tin (Sn)	Laibin China Tin Smelting Co., Ltd.	CHINA

Tin (Sn)	Laibin Huaxi Smelterring Co.,Ltd	CHINA
Tin (Sn)	LAIBIN SMELTERY OF LIUZHOU CHINA TIN GROUP CO.,LTD.	CHINA
Tin (Sn)	Laybold	MALAYSIA
Tin (Sn)	Levitra can, Shenzhen Electronic Technology Co., Ltd.	CHINA
Tin (Sn)	LEYBOLD CO.,LTD.	JAPAN
Tin (Sn)	LIAN JING	CHINA
Tin (Sn)	Lian Xing Plating Factory	CHINA
Tin (Sn)	Lichung Soldering Manufacturing Co.,Ltd	CHINA
Tin (Sn)	Linetech	KOREA, REPUBLIC OF
Tin (Sn)	Lingbao Jinyuan Tonghui Refinery Co., Ltd.	CHINA
Tin (Sn)	Linwu Xianggui Ore Smelting Co., Ltd.	CHINA
Tin (Sn)	Linwu Xianggui Smelter Co	CHINA
Tin (Sn)	Liuzhou China Tin Group Company Ltd - Laibin Smelter	CHINA
Tin (Sn)	LS-NIKKO Copper Inc.	KOREA, REPUBLIC OF
Tin (Sn)	Lübeck GmbH	GERMANY
Tin (Sn)	LUPON ENTERPRISE CO., LTD	TAIWAN
Tin (Sn)	M&R Claushuis BV	NETHERLANDS
Tin (Sn)	Ma On Shuguang Smelting Plant	CHINA
Tin (Sn)	Maanshan Dongshen electronic material factory	CHINA
Tin (Sn)	MacDermid	UNITED STATES
Tin (Sn)	Magnesium Elekton Inc.	UNITED STATES
Tin (Sn)	Magnu’s Minerais Metais e Ligas Ltda. (*)	BRAZIL
Tin (Sn)	Malaysia Smelting Corporation (MSC) (*)	MALAYSIA
Tin (Sn)	Malaysia Smelting Corporation Berhad	MALAYSIA
Tin (Sn)	Materials Eco-Refining CO.,LTD	JAPAN
Tin (Sn)	Matsuo nn da Ltd.	JAPAN
Tin (Sn)	Matsushima Metals Co., Ltd.	JAPAN
Tin (Sn)	MCP Group	UNITED STATES
Tin (Sn)	MCP Heck	GERMANY
Tin (Sn)	MCP Metal Specialist Inc.	CHINA
Tin (Sn)	MCP Metal Specialist Inc.	ENGLAND
Tin (Sn)	MCP Metal Specialist Inc.	INDONESIA
Tin (Sn)	MCP Metal Specialist Inc.	UNITED KINGDOM
Tin (Sn)	MCP Metal Specialist Inc.	UNITED STATES
Tin (Sn)	MCP Metal specialties, Inc. Fairfield, Connecticut, USA	UNITED STATES
Tin (Sn)	MCP Mining & Chemical Products Ltd. UK	UNITED KINGDOM
Tin (Sn)	Mecomsa, S.A. de C.V.	PERU
Tin (Sn)	Medeko Cast S.R.O.	SLOVAKIA
Tin (Sn)	Melt Metais e Ligas S/A (*)	BRAZIL
Tin (Sn)	Meng neng	CHINA
Tin (Sn)	Mentok Smelter	INDONESIA
Tin (Sn)	MENTPL	INDONESIA
Tin (Sn)	Metaconcept	FRANCE

Tin (Sn)	Metahub Industries Sdn. Bhd.	MALAYSIA
Tin (Sn)	Met-AL	UNITED STATES
Tin (Sn)	Metal (Material Mafr)	TAIWAN
Tin (Sn)	Metal Alloy (India)	INDIA
Tin (Sn)	Metallic Materials Branch of Guangxi China Tin Group Co.,Ltd.	CHINA
Tin (Sn)	Metallic Resources, Inc.	BELGIUM
Tin (Sn)	Metallic Resources, Inc. (*)	UNITED STATES
Tin (Sn)	Metallo Chimique (Keeling & Walker )	UNITED KINGDOM
Tin (Sn)	Metallo-Chimique N.V. (*)	BELGIUM
Tin (Sn)	Metallum Metal Trading AG	SWITZERLAND
Tin (Sn)	Metalor Switzerland	SWITZERLAND
Tin (Sn)	Metalor Technologies (Suzhou) Ltd.	CHINA
Tin (Sn)	Metalor Technologies SA	SWITZERLAND
Tin (Sn)	Metech Alu Ind Sdn, Bhd.	CHINA
Tin (Sn)	Metropolitan Alloys Corp	UNITED STATES
Tin (Sn)	Midland Industries	UNITED STATES
Tin (Sn)	Millard Wire	UNITED STATES
Tin (Sn)	Miller Co., The	UNITED STATES
Tin (Sn)	Mimmetal	CHINA
Tin (Sn)	Minchai Metal Indust	TAIWAN
Tin (Sn)	Mineração Taboca S.A. (*)	BRAZIL
Tin (Sn)	Mineração Taboca S.A.	UNITED STATES
Tin (Sn)	MINERACAO TABOCA SA (MAMORE)	BRAZIL
Tin (Sn)	Mineral-Metal s.r.o.	CZECH REPUBLIC
Tin (Sn)	Ming Li Jia smelt Metal Factory	CHINA
Tin (Sn)	Minsur	BRAZIL
Tin (Sn)	Minsur	CHINA
Tin (Sn)	Minsur (*)	PERU
Tin (Sn)	Minsur	UNITED STATES
Tin (Sn)	Mits-Tec (Shanghai) Co. Ltd.	CHINA
Tin (Sn)	Mitsubishi Materials Corporation	CHINA
Tin (Sn)	Mitsubishi Materials Corporation	INDONESIA
Tin (Sn)	Mitsubishi Materials Corporation (*)	JAPAN
Tin (Sn)	Mitsubishi Materials Corporation	TAIWAN
Tin (Sn)	Mitsui kinzoku Co Ltd takehara seirenjyo	JAPAN
Tin (Sn)	Mitsui Sumitomo Metal Mining Brass & Copper Co.,Ltd	JAPAN
Tin (Sn)	MK Electron Co., Ltd.	INDONESIA
Tin (Sn)	Monette	GERMANY
Tin (Sn)	MSC	INDONESIA
Tin (Sn)	MSC	MALAYSIA
Tin (Sn)	MSC Croporation Berhad	MALAYSIA
Tin (Sn)	Multiple Xin precision metal electroplating factory	CHINA
Tin (Sn)	MUNTOK SMELTER	INDONESIA

Tin (Sn)	N.E. Chemcat Corporation	JAPAN
Tin (Sn)	Nancang Metal Material Co.,Ltd	CHINA
Tin (Sn)	Nanchang Cemented Carbide Limited Liability Company	CHINA
Tin (Sn)	Nankang Nanshan Tin Manufactory Co., Ltd.	CHINA
Tin (Sn)	Nathan Trotter & Co., Inc.	PERU
Tin (Sn)	Nathan Trotter & Co., Inc.	UNITED STATES
Tin (Sn)	Nentok	INDONESIA
Tin (Sn)	Neuhaus	GERMANY
Tin (Sn)	Nghe Tinh Non-Ferrous Metals Joint Stock Company	INDONESIA
Tin (Sn)	Nghe Tinh Non-Ferrous Metals Joint Stock Company	VIETNAM
Tin (Sn)	Nihon Genma MFG Co., Ltd.	JAPAN
Tin (Sn)	Nihon Genma MFG Co., Ltd.	THAILAND
Tin (Sn)	Nihon Kagaku Sangyo Co., Ltd	JAPAN
Tin (Sn)	Nihon superior co.,Ltd	JAPAN
Tin (Sn)	Ningbo Ao Da co., ltd	CHINA
Tin (Sn)	Ningbo Jintian copper (Group ) Company Limited	CHINA
Tin (Sn)	NINGBO YINZHOU TIN BRONZE BRONZE BELT CO.,LTD	CHINA
Tin (Sn)	Nippon Filler Metals Ltd	JAPAN
Tin (Sn)	Nippon Kinzoku	JAPAN
Tin (Sn)	Nippon Mining & Metals	JAPAN
Tin (Sn)	Norteña de Metales, SA	SPAIN
Tin (Sn)	North Star BlueScope Steel, LLC	UNITED STATES
Tin (Sn)	Novosibirsk Integrated Tin Works	RUSSIAN FEDERATION
Tin (Sn)	Novosibirsk Processing Plant Ltd.	RUSSIAN FEDERATION
Tin (Sn)	Nucor CF Wisconsin	UNITED STATES
Tin (Sn)	Nucor Steel	UNITED STATES
Tin (Sn)	O.M. Manufacturing (Thailand) Co., Ltd. (*)	THAILAND
Tin (Sn)	O.M. Manufacturing Philippines, Inc. (*)	PHILIPPINES
Tin (Sn)	Oetinger Aluminium	GERMANY
Tin (Sn)	Ohio Precious Metals, LLC	UNITED STATES
Tin (Sn)	OJSC Novosibirsk Refinery	RUSSIAN FEDERATION
Tin (Sn)	OMG	UNITED STATES
Tin (Sn)	OMSA	BOLIVIA
Tin (Sn)	Operaciones Metalurgical S.A. (*)	BOLIVIA
Tin (Sn)	Operaciones Metalurgical S.A.	INDONESIA
Tin (Sn)	Operaciones Metalurgical S.A.	PERU
Tin (Sn)	Osaka asahi metal K.K.	JAPAN
Tin (Sn)	Oxbow Metales Mèxico S. de R.L de C.V	BOLIVIA
Tin (Sn)	Palm International	UNITED STATES
Tin (Sn)	PAN-Metallgesellschaft Baumgärtner	GERMANY
Tin (Sn)	Paranapanema	BRAZIL
Tin (Sn)	PBT	FRANCE
Tin (Sn)	Persang Alloy Industries	INDIA

Tin (Sn)	PGMA	CHINA
Tin (Sn)	Philippine Associated Smelting and Refing Corporation	PHILIPPINES
Tin (Sn)	Phoenix Metal Ltd.	RWANDA
Tin (Sn)	PHONON MEIWA INC.	JAPAN
Tin (Sn)	Pinshine	CHINA
Tin (Sn)	PISCO	PERU
Tin (Sn)	PL Timah Tbk	INDONESIA
Tin (Sn)	Plansee Group	AUSTRIA
Tin (Sn)	Poongsan Corporation	KOREA, REPUBLIC OF
Tin (Sn)	Posco	KOREA, REPUBLIC OF
Tin (Sn)	Praxair Surface Technologies	UNITED STATES
Tin (Sn)	Prifer Com de Sucata	BRAZIL
Tin (Sn)	PRIOR (CHINA) COMPANY LIMITED	THAILAND
Tin (Sn)	Pro Wu Xianggui Mining Co., Ltd.	CHINA
Tin (Sn)	Productos Minerales del Norte S.A. de C.V.	BOLIVIA
Tin (Sn)	ProtekDevice	UNITED STATES
Tin (Sn)	PT Alam Lestari Kencana	INDONESIA
Tin (Sn)	PT Aneka Tambang (Persero) Tbk	INDONESIA
Tin (Sn)	PT Aries Kencana Sejahtera (*)	INDONESIA
Tin (Sn)	PT Artha Cipta Langgeng (*)	INDONESIA
Tin (Sn)	PT ATD Makmur Mandiri Jaya (*)	INDONESIA
Tin (Sn)	PT Babel Inti Perkasa (*)	INDONESIA
Tin (Sn)	PT Babel Surya Alam Lestari	INDONESIA
Tin (Sn)	PT Bangka Kudai Tin	INDONESIA
Tin (Sn)	PT Bangka Prima Tin (*)	INDONESIA
Tin (Sn)	PT Bangka Putra Karya	BOLIVIA
Tin (Sn)	PT Bangka Putra Karya	INDONESIA
Tin (Sn)	PT Bangka Timah Utama Sejahtera	INDONESIA
Tin (Sn)	PT Bangka Tin Industry (*)	INDONESIA
Tin (Sn)	PT Belitung Industri Sejahtera (*)	INDONESIA
Tin (Sn)	PT BilliTin Makmur Lestari (*)	INDONESIA
Tin (Sn)	PT Bukit Timah (*)	INDONESIA
Tin (Sn)	PT Cipta Persada Mulia (*)	INDONESIA
Tin (Sn)	PT Citralcogam	INDONESIA
Tin (Sn)	PT Donna Kembara Jaya	INDONESIA
Tin (Sn)	PT DS Jaya Abadi (*)	INDONESIA
Tin (Sn)	PT Eunindo Usaha Mandiri (*)	INDONESIA
Tin (Sn)	PT Fang Di MulTindo	INDONESIA
Tin (Sn)	PT HANJAYA PERKASA METALS	INDONESIA
Tin (Sn)	PT HP Metals Indonesia	INDONESIA
Tin (Sn)	PT Indra Eramult Logam Industri	CHINA
Tin (Sn)	PT Indra Eramult Logam Industri	INDONESIA
Tin (Sn)	PT Inti Stania Prima (*)	INDONESIA

Tin (Sn)	PT Justindo (*)	INDONESIA
Tin (Sn)	PT Karimun Mining	INDONESIA
Tin (Sn)	PT Kijang Jaya Mandiri	INDONESIA
Tin (Sn)	PT KOBA Tin	INDONESIA
Tin (Sn)	PT KOBA Tin	KOBA
Tin (Sn)	PT Mitra Stania Prima (*)	INDONESIA
Tin (Sn)	PT Panca Mega Persada (*)	INDONESIA
Tin (Sn)	PT Pelat Timah Nusantara Tbk	INDONESIA
Tin (Sn)	PT Prima Timah Utama (*)	INDONESIA
Tin (Sn)	PT Putra Karya	INDONESIA
Tin (Sn)	PT Rajwa International	INDONESIA
Tin (Sn)	PT Refined Bangka Tin (*)	INDONESIA
Tin (Sn)	PT Refined Bangka Tin	PERU
Tin (Sn)	PT Sariwiguna Binasentosa (*)	INDONESIA
Tin (Sn)	PT Seirama Tin Investment	INDONESIA
Tin (Sn)	PT Singkep Times Utama	INDONESIA
Tin (Sn)	PT Smelting	INDONESIA
Tin (Sn)	PT Stanindo Inti Perkasa	INDONESIA
Tin (Sn)	PT Sukses Inti Makmur	INDONESIA
Tin (Sn)	PT Sumber Jaya Indah (*)	INDONESIA
Tin (Sn)	PT Supra Sukses Trinusa	INDONESIA
Tin (Sn)	PT Tambang Timah	BOLIVIA
Tin (Sn)	PT Tambang Timah	INDONESIA
Tin (Sn)	PT TAMBANG TIMAH (BANKA)	INDONESIA
Tin (Sn)	PT TAMBANG TIMAH (MENTOK)	INDONESIA
Tin (Sn)	PT Tambang Timah Tbk (Persero)	INDONESIA
Tin (Sn)	PT Timah	INDONESIA
Tin (Sn)	PT Timah (Persero) Tbk Kundur (*)	INDONESIA
Tin (Sn)	PT Timah (Persero) Tbk Kundur	MALAYSIA
Tin (Sn)	PT Timah (Persero) Tbk Mentok (*)	INDONESIA
Tin (Sn)	PT Timah (Persero), Tbk	INDONESIA
Tin (Sn)	PT Timah Nusantara	INDONESIA
Tin (Sn)	PT Timah TBK	INDONESIA
Tin (Sn)	PT Tinindo Inter Nusa (*)	INDONESIA
Tin (Sn)	PT Tirus Putra Mandiri	INDONESIA
Tin (Sn)	PT Tommy Utama (*)	INDONESIA
Tin (Sn)	PT Wahana Perkit Jaya (*)	INDONESIA
Tin (Sn)	PT Yinchendo Mining Industry	INDONESIA
Tin (Sn)	PT. CITRALOGAM ALPHASEJATERA	INDONESIA
Tin (Sn)	PT.CITRALOGAM	INDONESIA
Tin (Sn)	PT.Tanloaug Tinah	INDONESIA
Tin (Sn)	Pure Technology	RUSSIAN FEDERATION
Tin (Sn)	Pure Technology	UNITED STATES

Tin (Sn)	QianDao Co. ,ltd	CHINA
Tin (Sn)	Qualibond Technology Co., Ltd	TAIWAN
Tin (Sn)	Qualitek delta philippines	PHILIPPINES
Tin (Sn)	Rahman Hydraulic Tin Sdn Bhd	MALAYSIA
Tin (Sn)	Rahman Hydraulic Tin Sdn Bhd	UNITED STATES
Tin (Sn)	RBT	INDONESIA
Tin (Sn)	REDRING SOLDER (M) SDN BHD	MALAYSIA
Tin (Sn)	REDSUN METAL IND. CO.,LTD.	INDONESIA
Tin (Sn)	REDSUN METAL IND. CO.,LTD.	TAIWAN
Tin (Sn)	Republic Steel	UNITED STATES
Tin (Sn)	Resind Indústria e Comércio Ltda. (*)	BRAZIL
Tin (Sn)	Ri Kuang	CHINA
Tin (Sn)	Richard Stenzhorn GmbH	GERMANY
Tin (Sn)	Ritchey Metals	UNITED STATES
Tin (Sn)	Rohm & Haas electronic materials asia ltd	CHINA
Tin (Sn)	Rohm & Haas R&H Europe Trading AP	GERMANY
Tin (Sn)	Rohm & Hass	CHINA
Tin (Sn)	Rohm & Hass	GERMANY
Tin (Sn)	RSI	UNITED STATES
Tin (Sn)	RST	GERMANY
Tin (Sn)	Rui Da Hung	CHINA
Tin (Sn)	Rui Da Hung (*)	TAIWAN
Tin (Sn)	S Company	THAILAND
Tin (Sn)	Safety Plating	UNITED STATES
Tin (Sn)	Salzgitter	GERMANY
Tin (Sn)	SAMATRON CO.,Ltd.	KOREA, REPUBLIC OF
Tin (Sn)	Samhwa Non-ferrorus Metal Ind. Co. Ltd	KOREA, REPUBLIC OF
Tin (Sn)	Samtec	UNITED STATES
Tin (Sn)	SAN-ETSU METALS	JAPAN
Tin (Sn)	Sarkuysan Elektrolitik Bakir Sanayi ve Ticaret AS	TURKEY
Tin (Sn)	SASAKI CHEMICAL CO.,LTD.	JAPAN
Tin (Sn)	SASAKI SOLDER INDUSTRY CO.,LTD	JAPAN
Tin (Sn)	Saxonia Edelmetallrecyling	GERMANY
Tin (Sn)	Schloetter	INDONESIA
Tin (Sn)	seirenngyousya	CHINA
Tin (Sn)	SELAYANG SOLDER SDN.BHD.	INDONESIA
Tin (Sn)	Senju	MALAYSIA
Tin (Sn)	Senju Metal Industries	JAPAN
Tin (Sn)	Settu Chemical Industry	JAPAN
Tin (Sn)	Severstal Columbus	UNITED STATES
Tin (Sn)	Severstal Dearborn	UNITED STATES
Tin (Sn)	Sevotrans	GERMANY
Tin (Sn)	SGS BOLIVIA S.A.	BOLIVIA

Tin (Sn)	Shan Tou Shi Yong Yuan Jin Shu Zai Sheng Co. Ltd	CHINA
Tin (Sn)	Shandong Guoda Gold Co., LTD.	CHINA
Tin (Sn)	shandong zhao jin group limited	CHINA
Tin (Sn)	Shandong,zhaoyuan,zhaojin	CHINA
Tin (Sn)	Shanghai Hubao Coppe	CHINA
Tin (Sn)	Shanghai Jiangxi Metals Co. Ltd	CHINA
Tin (Sn)	SHANGHAI PU ZHAO TRADING CO., LTD	CHINA
Tin (Sn)	Shanghai Sinyang Semiconductor Materials	CHINA
Tin (Sn)	Shanghai Yuanhao Surface Finishing Co. Ltd.	CHINA
Tin (Sn)	ShangHai YueQiang Metal Products Co., LTD	CHINA
Tin (Sn)	ShangQi	CHINA
Tin (Sn)	Shantou Xilong Chemical Factory Co., Ltd	SHANTOU, CHINA
Tin (Sn)	Shantou Yongyuan Metal Recycling Co., Ltd.	CHINA
Tin (Sn)	Shao Xing Tian Long Tin Materials Co. LTD.	CHINA
Tin (Sn)	Shapiro	UNITED STATES
Tin (Sn)	Shemao Technology Inc.	TAIWAN
Tin (Sn)	Shen Mao Solder (M) Sdn. Bhd.	MALAYSIA
Tin (Sn)	Shen Mao Solder (M) Sdn. Bhd.	TAIWAN
Tin (Sn)	Shen Zhen Rui Yun Feng Industry Co.,Ltd	CHINA
Tin (Sn)	Shengmao Soldering Tin Material (suzhou) Co., Ltd.	CHINA
Tin (Sn)	Shenmao Technology Inc	MALAYSIA
Tin (Sn)	Shenmao Technology Inc	TAIWAN
Tin (Sn)	ShenZhen Anchen Solder Products Co., Ltd.	CHINA
Tin (Sn)	Shenzhen Anchen Tin Co., Ltd	CHINA
Tin (Sn)	Shenzhen Chemicals & light industry co., ltd	CHINA
Tin (Sn)	Shenzhen City Thai Industrial CO., LTD.	CHINA
Tin (Sn)	Shenzhen keaixin Technology	CHINA
Tin (Sn)	Shenzhen New Jin Spring Solder Products Co., LTD	CHINA
Tin (Sn)	Shenzhen Xing HongTai tin Co.,TTD	CHINA
Tin (Sn)	Shenzhen Yi Cheng Industrial	CHINA
Tin (Sn)	SHINKO LEADMIKK CO.,LTD	JAPAN
Tin (Sn)	Showa KaKo	JAPAN
Tin (Sn)	Shuer Der Industry (Jiangsu) Co. Ltd.	CHINA
Tin (Sn)	SIGMA TIN ALLOY CO., LTD	CHINA
Tin (Sn)	Sin Asahi Solder(M)Sdn Bhd	MALAYSIA
Tin (Sn)	Singapore Asahi Chemical & Solder IndustriesPte Ltd	SINGAPORE
Tin (Sn)	Singapore LME Tin	SINGAPORE
Tin (Sn)	Sinitron, Shenmao Solder (M) Sdn. Bhd.	MALAYSIA
Tin (Sn)	SIP	INDONESIA
Tin (Sn)	Sipi Metals	UNITED STATES
Tin (Sn)	Sizer Metals PTE	SINGAPORE
Tin (Sn)	Smelting Branch of Yunnan Tin Company Ltd	CHINA
Tin (Sn)	SMIC SENJU MALAYSIA	MALAYSIA

Tin (Sn)	Snow up to the city of suzhou chemical CO.,LTD.	CHINA
Tin (Sn)	Soft Metais Ltda.	ARGENTINA
Tin (Sn)	Soft Metais Ltda. (*)	BRAZIL
Tin (Sn)	Soft Metais Ltda.	CHINA
Tin (Sn)	Solar Applied Materials Technology Corp.	CHINA
Tin (Sn)	Solar Applied Materials Technology Corp.	TAIWAN
Tin (Sn)	SOLDER COAT CO.,LTD.	JAPAN
Tin (Sn)	SOLDER COAT CO.,LTD.	MALAYSIA
Tin (Sn)	Solderindo	INDONESIA
Tin (Sn)	solderng bar	CHINA
Tin (Sn)	Solikamsk Magnesium Works OAO	RUSSIAN FEDERATION
Tin (Sn)	SORIMETAL	FRANCE
Tin (Sn)	Spectro Alloys	UNITED STATES
Tin (Sn)	STANCHEM Sp. j. (trader)	INDONESIA
Tin (Sn)	Standard Sp z o.o.	POLAND
Tin (Sn)	Steel Dynamics	UNITED STATES
Tin (Sn)	Stretti	JAPAN
Tin (Sn)	Stretti	MALAYSIA
Tin (Sn)	Süddeutsche Metallhandelsgesellschaft mbH	GERMANY
Tin (Sn)	Sumitomo	CANADA
Tin (Sn)	Sumitomo Electric, USA (A.L.M.T.)	UNITED STATES
Tin (Sn)	Sumitomo Metal Mining Co., Ltd.	JAPAN
Tin (Sn)	SUN SURFACE TECHNOLOGY CO.,LTD	CHINA
Tin (Sn)	Sundwiger Messingwerk GmbH & Co.KG	GERMANY
Tin (Sn)	Super Dragon Technology Co., Ltd.	TAIWAN
Tin (Sn)	Super Ligas	BRAZIL
Tin (Sn)	Suzhou Cangsong Metal Product Co., Ltd	CHINA
Tin (Sn)	Suzhou Cloud kun Metal Material Co. LTD	CHINA
Tin (Sn)	Suzhou Co. Ltd.	CHINA
Tin (Sn)	Suzhou Feixiang Solder Materials Co., Ltd.	CHINA
Tin (Sn)	Suzhou Jinyi jewelry factory	CHINA
Tin (Sn)	Suzhou university	CHINA
Tin (Sn)	Suzhou Xintang material supply station	CHINA
Tin (Sn)	swissmetal	SWITZERLAND
Tin (Sn)	Swopes Salvage	UNITED STATES
Tin (Sn)	Taboca via MCP Metal Specialities. Inc.	UNITED STATES
Tin (Sn)	TaeguTec Ltd.	KOREA, REPUBLIC OF
Tin (Sn)	Taicang City Nancang Metal Meterial Co.,Ltd	CHINA
Tin (Sn)	Taicang Jiangsu	CHINA
Tin (Sn)	Taicang Nanancang Metal Material Co., LTd	CHINA
Tin (Sn)	Taiwan Total Co. Ltd.	TAIWAN
Tin (Sn)	Talcang City Nankang Metal Materila Co., Ltd	CHINA
Tin (Sn)	Tamura	JAPAN

Tin (Sn)	Tanaka Kikinzoku Kogyo K.K.	JAPAN
Tin (Sn)	TAP	UNITED STATES
Tin (Sn)	TCC steel	KOREA, REPUBLIC OF
Tin (Sn)	TDK	JAPAN
Tin (Sn)	TE ELECTRONICS	CHINA
Tin (Sn)	Technic Inc	UNITED STATES
Tin (Sn)	TERMINAL	AUSTRALIA
Tin (Sn)	Termomecanica	BRAZIL
Tin (Sn)	Thai Solder Industry Corp., Ltd.	THAILAND
Tin (Sn)	Thailand Smelting & Refining Co Ltd	THAILAND
Tin (Sn)	Thaisarco (*)	THAILAND
Tin (Sn)	The dongguan rise the solder materials Co., LTD	CHINA
Tin (Sn)	The force bridge surface treatment Material Factory	CHINA
Tin (Sn)	The Gejiu cloud new colored electrolytic	CHINA
Tin (Sn)	The Miller Company	UNITED STATES
Tin (Sn)	The Refinery of Shandong Gold Mining Co., Ltd.	CHINA
Tin (Sn)	Thermox Performance Materials GmbH	UNITED KINGDOM
Tin (Sn)	ThyssenKrupp Acciai Speciali Terni	ITALY
Tin (Sn)	TIAN JIN SONG YAN ALUMINUM PRODUCTS CO., LTD.	CHINA
Tin (Sn)	Tianjin Huamei	CHINA
Tin (Sn)	Tianjin Rui Jian Electronics Co., Ltd.	CHINA
Tin (Sn)	TIANSHUI LONG BO TECHNOLOGY CO.,LTD	CHINA
Tin (Sn)	TIANSHUI LONGBO BUSINESS &TRADE CO.,LTD.	CHINA
Tin (Sn)	Tim Plating Gejiu	CHINA
Tin (Sn)	TIMAH	INDONESIA
Tin (Sn)	TIMAH in smelting Co. Ltd.	TAIWAN
Tin (Sn)	Timah Indonesian State Tin Corporation	INDONESIA
Tin (Sn)	Tin Co. Ltd, Minmetals Ganzhou	CHINA
Tin (Sn)	Tin Products Manufacturing Co. Ltd.	CHINA
Tin (Sn)	Toboca/ Paranapenema	BRAZIL
Tin (Sn)	Tochij	JAPAN
Tin (Sn)	TODINI AND CO SPA	ITALY
Tin (Sn)	Tong Ding Metal Materials Co., Ltd.	CHINA
Tin (Sn)	Tongling Nonferrous Metals Group Co., Ltd.	CHINA
Tin (Sn)	Toyo Smelter & Refinery of Sumitomo Metal Mining Co., Ltd.	JAPAN
Tin (Sn)	Traxys	FRANCE
Tin (Sn)	Trialco	UNITED STATES
Tin (Sn)	Triumph Northwest	UNITED STATES
Tin (Sn)	Tuyen Quang Non-Ferrous Metals Joint Stock Company	VIETNAM
Tin (Sn)	TYCO	UNITED STATES
Tin (Sn)	Umicore AG & Co KG	GERMANY
Tin (Sn)	Umicore Haboken	BELGIUM
Tin (Sn)	Umicore Precious Metal (S) Pte Ltd.	SINGAPORE

Tin (Sn)	Umicore SA Business Unit Precious Metals Refining	GERMANY
Tin (Sn)	Uni Bros Metal Pte Ltd	SINGAPORE
Tin (Sn)	Uniforce Metal Industrial Corp.	INDONESIA
Tin (Sn)	Uniforce Metal Industrial Corp.	TAIWAN
Tin (Sn)	Un-indicating	INDONESIA
Tin (Sn)	Unit Metalurgi PT Timah Persero TBK	INDONESIA
Tin (Sn)	Unit Timah Kundur PT Tambang	INDONESIA
Tin (Sn)	UNITED SMELTER	INDONESIA
Tin (Sn)	United States of America Univertical International (Suzhou) Co., Ltd	CHINA
Tin (Sn)	Univertical International (Suzhou) Co., Ltd	CHINA
Tin (Sn)	Univertical International Co., Ltd.	CHINA
Tin (Sn)	Univertical International Co., Ltd.	UNITED STATES
Tin (Sn)	Untracore Co.,Ltd.	THAILAND
Tin (Sn)	VAC Vacuumschmelze GmbH & Co KG	GERMANY
Tin (Sn)	Vale Inco, Ltd	CANADA
Tin (Sn)	VERTEX METALS INCORPORATION	TAIWAN
Tin (Sn)	Vishay Intertechnology	CHINA
Tin (Sn)	Vitkovicke slevarny	CZECH REPUBLIC
Tin (Sn)	VQB Mineral and Trading Group JSC (*)	VIETNAM
Tin (Sn)	Wang Yu Manufacturing Co. Ltd.	TAIWAN
Tin (Sn)	WC Heraeus Hanau	GERMANY
Tin (Sn)	WELLEY	TAIWAN
Tin (Sn)	Well-Lin Enterprise Co Ltd	TAIWAN
Tin (Sn)	Western Australian Mint trading as The Perth Mint	AUSTRALIA
Tin (Sn)	Westfalenzinn	GERMANY
Tin (Sn)	Westmetall GmbH & Co.KG	GERMANY
Tin (Sn)	WFM Brons	NETHERLANDS
Tin (Sn)	White Solder Metalurgia e Mineração Ltda. (*)	BRAZIL
Tin (Sn)	Wieland AG	GERMANY
Tin (Sn)	Wieland Metals	UNITED STATES
Tin (Sn)	Wieland-Werke AG	GERMANY
Tin (Sn)	Wildshaw Ltd	UNITED KINGDOM
Tin (Sn)	Wilhelm Grillo Handelsgesellschaft mbH	GERMANY
Tin (Sn)	Wilhelm Westmetall	GERMANY
Tin (Sn)	Wind Yunnan Nonferrous Metals Co.,Ltd.	CHINA
Tin (Sn)	WKK PCB trading Ltd	CHINA
Tin (Sn)	Wu Xi Shi Yi Sheng Ji Xie She Bei Company	CHINA
Tin (Sn)	Wuxi Lantronic Electronic Co Ltd	CHINA
Tin (Sn)	wuxi yunxi	CHINA
Tin (Sn)	WUXI YUNXI SANYE SOLDER FACTORY	CHINA
Tin (Sn)	Xi Niu Po Management Zone, Dalang Tower, Dongguan, China	CHINA
Tin (Sn)	Xia Yi Metal Industries (shares) Ltd.	TAIWAN
Tin (Sn)	Xiamen SAN island metal technology co., LTD	CHINA

Tin (Sn)	Xiamen Tungsten Co., Ltd.	BRAZIL
Tin (Sn)	Xiamen Tungsten Co., Ltd.	CHINA
Tin (Sn)	Xianghualing Tin Industry Co., Ltd.	CHINA
Tin (Sn)	XiHai	CHINA
Tin (Sn)	XiHai - Liuzhou China Tin Group Co ltd	CHINA
Tin (Sn)	Ximao Tin Co. LTD	CHINA
Tin (Sn)	XIN WANG copper smelter	CHINA
Tin (Sn)	xingrui noble metal materialCO.LTD	CHINA
Tin (Sn)	Xingye Copper International Group Limited	CHINA
Tin (Sn)	XiYue	CHINA
Tin (Sn)	Yannan Tin Group(Holding)Co.,Ltd	CHINA
Tin (Sn)	Yantai Zhaojin Kanfort Precious Metals Incorporated Company	CHINA
Tin (Sn)	Yantai Zhaojin Precious Metals Co., Ltd.	CHINA
Tin (Sn)	Yao Zhang Enterprise Co., Ltd.	TAIWAN
Tin (Sn)	Ye Chiu Metal (Taicang) Co., Ltd	CHINA
Tin (Sn)	Ye Chiu Metal Smelting Sdn.Bhd	MALAYSIA
Tin (Sn)	YEONHAB PRECISION CO., LTD.	KOREA, REPUBLIC OF
Tin (Sn)	Yifeng Tin Industry (Chenzhou) Co Ltd	CHINA
Tin (Sn)	Yokohama Metal Co., Ltd.	JAPAN
Tin (Sn)	YQ	CHINA
Tin (Sn)	YTCL	CHINA
Tin (Sn)	YTMM	CHINA
Tin (Sn)	Yuanan TIN Group(holding)company limited	CHINA
Tin (Sn)	YUANG HSIAN METAL INDUSTRIAL CORP	CHINA
Tin (Sn)	Yukenkougiyou	JAPAN
Tin (Sn)	Yun Nan Tin industry Da tun Tin mine	CHINA
Tin (Sn)	Yun Xi Group	CHINA
Tin (Sn)	Yun’an Dian’xi Tin Mine	CHINA
Tin (Sn)	Yunan Gejiu Yunxin Electrolyze Limited	CHINA
Tin (Sn)	Yunnan Chengfeng Non-ferrous Metals Co., Ltd.	CHINA
Tin (Sn)	Yunnan Chengo Electric Smelting Plant	CHINA
Tin (Sn)	YunNan GeJiu Jin Ye Mineral Co.,Ltd	CHINA
Tin (Sn)	Yunnan Gejiu Kaimeng, China	CHINA
Tin (Sn)	Yunnan Gejiu Zili Metallurgy Co.,Ltd	CHINA
Tin (Sn)	Yunnan Metallurgical Group Co., Ltd.	CHINA
Tin (Sn)	Yunnan Tin Company, Ltd. (*)	CHINA
Tin (Sn)	Yunnan Tin Company, Ltd.	INDONESIA
Tin (Sn)	Yunnan Tin Group (Holding) Company Limited	CHINA
Tin (Sn)	Yunnan Tin Group co,Ltd.	CHINA
Tin (Sn)	Yunnan xiangyunfeilong Non-Ferrous Metals Co.Ltd.	CHINA
Tin (Sn)	YunNan XiYe	CHINA
Tin (Sn)	Yunnan YunXi group	CHINA
Tin (Sn)	Yunnan, China Rare Metal Materials Company	CHINA

Tin (Sn)	YUNSIN	CHINA
Tin (Sn)	Yuntinic Chemical GmbH	GERMANY
Tin (Sn)	Yuntinic Resources	CHINA
Tin (Sn)	YUNXIN colored electrolysis Company Limited	CHINA
Tin (Sn)	Yun’xin Non-ferrous Electroanalysis Ltd.	CHINA
Tin (Sn)	Yutinic Resources	UNITED STATES
Tin (Sn)	Yyunnan Tin Company Limited	CHINA
Tin (Sn)	Zhangjiagang Fu Lin Co., Ltd	CHINA
Tin (Sn)	Zhangzhou Macro Real Non-Ferrous Metals	CHINA
Tin (Sn)	Zhangzhou Xiangcheng Hongyu Building Co., Ltd.	CHINA
Tin (Sn)	Zhaojin Gold and Silver Refinery Limited	CHINA
Tin (Sn)	ZHAOYUAN Gold Smelting Co., Ltd	CHINA
Tin (Sn)	ZHEJIANG HUANGYAN XINQIAN ELECTRICAL EQUIPMENT FITTINGS FACTORY	CHINA
Tin (Sn)	Zhen bo shi ye Co., LTD	CHINA
Tin (Sn)	Zhongjin Gold Corporation Limited	CHINA
Tin (Sn)	ZhongShi	CHINA
Tin (Sn)	Zhongyuan Gold Smelter of Zhongjin Gold Corporation	CHINA
Tin (Sn)	Zhuhai Horyison Solder Co.,Ltd	CHINA
Tin (Sn)	Zhuhai Quanjia	CHINA
Tin (Sn)	ZHUZHOU SMELTER GROUP CO., LTD	CHINA
Tin (Sn)	Zi Jin Copper	CHINA
Tin (Sn)	Zi Jin Copper	NANGANG/FUJIAN/CHINA
Tin (Sn)	Zong Yang Industrial Co., Ltd.	TAIWAN
Tin (Sn)	Zuhai Horyison Solder Co.,Ltd.	CHINA
Tungsten (W)	ABS Group	UNITED KINGDOM
Tungsten (W)	ACL Metais Eireli	BRAZIL
Tungsten (W)	Aida Chemical Industries Co., Ltd.	JAPAN
Tungsten (W)	Air Product/America	UNITED STATES
Tungsten (W)	Air Product/France	FRANCE
Tungsten (W)	Air Products	CHINA
Tungsten (W)	Air Products	UNITED STATES
Tungsten (W)	Alldyne Powder Technologies	UNITED STATES
Tungsten (W)	Allied Material Corporation	TAIWAN
Tungsten (W)	Alluter Technology Co Ltd	CHINA
Tungsten (W)	ALMT Corp	CHINA
Tungsten (W)	ALMT Corp	JAPAN
Tungsten (W)	ALMT Sumitomo Group	JAPAN
Tungsten (W)	Alta Group	AMERICAN SAMOA
Tungsten (W)	Alta Group	UNITED STATES
Tungsten (W)	Altlantic Metals	UNITED STATES
Tungsten (W)	Asia Tungsten Products Vietnam Ltd. (*)	VIETNAM
Tungsten (W)	ASSAB	TAIWAN
Tungsten (W)	ATI Metalworking Products	UNITED STATES

Tungsten (W)	ATI Tungsten Materials	UNITED STATES
Tungsten (W)	Atlantic Metals	UNITED STATES
Tungsten (W)	AVX Corporation	UNITED STATES
Tungsten (W)	Axis Material Limited	JAPAN
Tungsten (W)	Beijing Zenith Materials	CHINA
Tungsten (W)	Bruweiler Precise Sales Co.	UNITED STATES
Tungsten (W)	Buffalo Tungsten	CHINA
Tungsten (W)	Carbografite Equipamento Industrias Ltda	BRAZIL
Tungsten (W)	CB-Ceratizit CN	CHINA
Tungsten (W)	Central Glass	JAPAN
Tungsten (W)	Ceratizit S.A	LUXEMBOURG
Tungsten (W)	ChangChun up-optech	CHINA
Tungsten (W)	Changzhou Daily-max Battery Co., Ltd	CHINA
Tungsten (W)	Chaozhou Xianglu Tungsten Industry Co., Ltd.	CHINA
Tungsten (W)	Chengdu Hongbo Industrial co,Ltd	CHINA
Tungsten (W)	Chenzhou Diamond Tungsten Products Co., Ltd. (*)	CHINA
Tungsten (W)	China Alluter Technology (Shenzhen) Co.,Ltd.	CHINA
Tungsten (W)	China Minmetals Corp.	CHINA
Tungsten (W)	China National Non Ferrous	CHINA
Tungsten (W)	Chongyi Zhangyuan Tungsten Co., Ltd. (*)	CHINA
Tungsten (W)	Chunbao Carbide Science & Technology Co., Ltd	TAIWAN
Tungsten (W)	Conghua Tantalum and Niobium Smeltry	CHINA
Tungsten (W)	CTS Industries	SINGAPORE
Tungsten (W)	CWB Materials	UNITED STATES
Tungsten (W)	Dayu Jincheng Tungsten Industry Co., Ltd.	CHINA
Tungsten (W)	Dayu Weiliang Tungsten Co., Ltd.	CHINA
Tungsten (W)	Degutea	KOREA, REPUBLIC OF
Tungsten (W)	Eurotungstene	FRANCE
Tungsten (W)	Evraz Stratcor Inc	CHINA
Tungsten (W)	Fort Wayne Wire Die, Inc.	UNITED STATES
Tungsten (W)	Fujian Jinxin Tungsten Co., Ltd. (*)	CHINA
Tungsten (W)	Gan Bei Tungsten Industry Co. Ltd.	CHINA
Tungsten (W)	Ganxian Shirui New Material Co., Ltd.	CHINA
Tungsten (W)	Ganzhou Grand Sea W & Mo Group Co Ltd	CHINA
Tungsten (W)	Ganzhou Haichuang Tungsten Industry Co., Ltd.	CHINA
Tungsten (W)	Ganzhou Hongfei Tungsten & Molybdenum Material	CHINA
Tungsten (W)	Ganzhou Huaxing Tungsten Products Co., Ltd. (*)	CHINA
Tungsten (W)	Ganzhou Jiangwu Ferrotungsten Co., Ltd. (*)	CHINA
Tungsten (W)	Ganzhou Non-ferrous Metals Smelting Co., Ltd.	CHINA
Tungsten (W)	Ganzhou Seadragon W & Mo Co., Ltd. (*)	CHINA
Tungsten (W)	Ganzhou sinda W&Mo Co. Ltd.	CHINA
Tungsten (W)	Ganzhou Yatai Tungsten Co., Ltd. (*)	CHINA
Tungsten (W)	Global Advanced Metals Boyertown	UNITED STATES

Tungsten (W)	Global Tungsten & Powders Corp. (*)	CHINA
Tungsten (W)	Global Tungsten & Powders Corp.	UNITED STATES
Tungsten (W)	Golden Egret Special Allloy Coop.	CHINA
Tungsten (W)	GTP	UNITED STATES
Tungsten (W)	Guangdong Guangzhou Guangsheng Non-ferrous Import & Export Co. Ltd.	CHINA
Tungsten (W)	Guangdong Xianglu Tungsten Co., Ltd. (*)	CHINA
Tungsten (W)	H.C. Starck Co., Ltd.	RUSSIAN FEDERATION
Tungsten (W)	H.C. Starck Co., Ltd.	UNITED STATES
Tungsten (W)	H.C. Starck GmbH (*)	GERMANY
Tungsten (W)	H.C. Starck GmbH	RUSSIAN FEDERATION
Tungsten (W)	H.C. Starck Ltd.	JAPAN
Tungsten (W)	H.C. Starck Smelting GmbH & Co.KG (*)	GERMANY
Tungsten (W)	Hitachi Ltd.	JAPAN
Tungsten (W)	Hitachi Metals, Ltd.	JAPAN
Tungsten (W)	Hi-Temp Specialty Metals, Inc.	UNITED STATES
Tungsten (W)	Hunan Chenzhou Mining Co., Ltd. (*)	CHINA
Tungsten (W)	Hunan Chuangda Vanadium Tungsten Co., Ltd. Wuji (*)	CHINA
Tungsten (W)	Hunan Chunchang Nonferrous Metals Co., Ltd. (*)	CHINA
Tungsten (W)	Huzhou Cemeted Carbide Works Imp. & Exp. Co	CHINA
Tungsten (W)	Hydrometallurg, JSC (*)	RUSSIAN FEDERATION
Tungsten (W)	IES Technical Sales	UNITED STATES
Tungsten (W)	ILJIN DIAMOND CO., LTD	KOREA, REPUBLIC OF
Tungsten (W)	Integrated Circuit	KOREA, REPUBLIC OF
Tungsten (W)	Izawa Metal Co., Ltd	JAPAN
Tungsten (W)	Jada Electronic limited (JX Nippon Mining& Matal Co., Ltd)	CHINA
Tungsten (W)	Jada Electronic limited (JX Nippon Mining& Matal Co., Ltd)	JAPAN
Tungsten (W)	Japan New Metals Co., Ltd. (*)	JAPAN
Tungsten (W)	Jiangwu H.C. Starck Tungsten Products Co., Ltd.	CHINA
Tungsten (W)	Jiangxi	CHINA
Tungsten (W)	Jiangxi Dayu Longxintai Tungsten Co., Ltd.	CHINA
Tungsten (W)	Jiangxi Gan Bei Tungsten Co., Ltd. (*)	CHINA
Tungsten (W)	Jiangxi Minmetals Gao’an Non-ferrous Metals Co., Ltd.	CHINA
Tungsten (W)	Jiangxi Rare Earth & Rare Metals Tungsten Group Imp.& Exp. Co. Ltd.	CHINA
Tungsten (W)	Jiangxi Richsea New Materials Co., Ltd.	CHINA
Tungsten (W)	Jiangxi Tonggu Non-ferrous Metallurgical & Chemical Co., Ltd.	CHINA
Tungsten (W)	Jiangxi Tungsten Co Ltd	CHINA
Tungsten (W)	Jiangxi Tungsten Industry Group Co. Ltd.	CHINA
Tungsten (W)	Jiangxi Xinsheng Tungsten Industry Co., Ltd.	CHINA
Tungsten (W)	Jiangxi Xiushui Xianggan Nonferrous Metals Co., Ltd. (*)	CHINA
Tungsten (W)	Jiangxi Yaosheng Tungsten Co., Ltd.	CHINA
Tungsten (W)	Jinzhou Xingye Smelt Duty Corp., Ltd.	CHINA
Tungsten (W)	Jiujiang Tanbre Co., Ltd.	CHINA
Tungsten (W)	JX Nippon Mining & Metals Co., Ltd.	JAPAN

Tungsten (W)	Kanto Denka Kogyo Co., Ltd	CHINA
Tungsten (W)	Kanto Denka Kogyo Co., Ltd	JAPAN
Tungsten (W)	Kennametal (former ATI Tungsten Materials)	UNITED STATES
Tungsten (W)	Kennametal Fallon	UNITED STATES
Tungsten (W)	Kennametal Firth Sterling	UNITED STATES
Tungsten (W)	Kennametal Huntsville (*)	UNITED STATES
Tungsten (W)	Kennametal Inc.	UNITED STATES
Tungsten (W)	KYOCERA	JAPAN
Tungsten (W)	KYORITSU GOKIN CO., LTD.	JAPAN
Tungsten (W)	Luoyang Mudu Tungsten & Molybdenum Technology	CHINA
Tungsten (W)	Malaysia Smelting Corporation (MSC)	MALAYSIA
Tungsten (W)	Malipo Haiyu Tungsten Co., Ltd. (*)	CHINA
Tungsten (W)	Materion	UNITED STATES
Tungsten (W)	Matheson Special Gas Production Co. Ltd. Of Korea MGPK	KOREA, REPUBLIC OF
Tungsten (W)	Metal Do Co. Ltd.	JAPAN
Tungsten (W)	Metallo-Chimique N.V.	BELGIUM
Tungsten (W)	Meterion Advanced Materials Thin Film Products	ALGERIA
Tungsten (W)	Meterion Advanced Materials Thin Film Products	UNITED STATES
Tungsten (W)	Micro 100	UNITED STATES
Tungsten (W)	Midwest Tungsten Wire Co.	UNITED STATES
Tungsten (W)	Minpro AB	SWEDEN
Tungsten (W)	Mitsubishi Materials Corporation	JAPAN
Tungsten (W)	Mitsui Mining and Smelting Co., Ltd.	JAPAN
Tungsten (W)	Moliren Ltd	RUSSIAN FEDERATION
Tungsten (W)	MSC	INDONESIA
Tungsten (W)	MSC (wei te)	INDONESIA
Tungsten (W)	Nanchang Cemented Carbide Limited Liability Company	CHINA
Tungsten (W)	Niagara Refining LLC (*)	UNITED STATES
Tungsten (W)	Nihon superior co.,Ltd	JAPAN
Tungsten (W)	Ninghua Xingluokeng Tungsten Mine Co., Ltd.	CHINA
Tungsten (W)	Ningxia Orient Tantalum Industry Co., Ltd.	CHINA
Tungsten (W)	Nippon Kinzoku	JAPAN
Tungsten (W)	Nippon Micrometal Cop	JAPAN
Tungsten (W)	Nippon Tungsten (Shanghai) Commerce Co., Ltd.	CHINA
Tungsten (W)	NIPPON TUNGSTEN CO., LTD.	JAPAN
Tungsten (W)	North American Tungsten Corporation Ltd.	CANADA
Tungsten (W)	North American Tungsten Corporation Ltd.	UNITED STATES
Tungsten (W)	Nui Phao H.C. Starck Tungsten Chemicals Manufacturing LLC (*)	VIETNAM
Tungsten (W)	Philippine Chuangin Industrial Co., Inc.	PHILIPPINES
Tungsten (W)	Plansee	AUSTRIA
Tungsten (W)	Pobedit, JSC	RUSSIAN FEDERATION
Tungsten (W)	Praxair Surface Technologies	UNITED STATES
Tungsten (W)	PT Bangka Putra Karya	INDONESIA

Tungsten (W)	PT Belitung Industri Sejahtera	INDONESIA
Tungsten (W)	PT Bukit Timah	INDONESIA
Tungsten (W)	PT Indra Eramult Logam Industri	INDONESIA
Tungsten (W)	Ram Sales	UNITED STATES
Tungsten (W)	Saganoseki Smelter & Refinery	JAPAN
Tungsten (W)	Sandvik Material Technology	SWEDEN
Tungsten (W)	Sandvik Material Technology	UNITED STATES
Tungsten (W)	Sanher Tungsten Vietnam Co., Ltd.	VIETNAM
Tungsten (W)	Sempsa JP (Cookson Sempsa)	SPAIN
Tungsten (W)	Sendi (Japan): Kyocera Corporation	JAPAN
Tungsten (W)	Shanghai Kyocera Electronics CO. LTD.	CHINA
Tungsten (W)	Sichuan Metals & Materials Imp & Exp Co	CHINA
Tungsten (W)	Sincemat Co, Ltd	CHINA
Tungsten (W)	Solar Applied Materials Technology Corp.	TAIWAN
Tungsten (W)	Sothern Carbide	UNITED STATES
Tungsten (W)	South-East Nonferrous Metal Company Limited of Hengyang City	CHINA
Tungsten (W)	Sumitomo	CANADA
Tungsten (W)	Sumitomo	CHINA
Tungsten (W)	Sumitomo Electric Industries	JAPAN
Tungsten (W)	Sumitomo Electric, USA (A.L.M.T.)	UNITED STATES
Tungsten (W)	Sumitomo Metal Mining Co., Ltd.	CHINA
Tungsten (W)	Sumitomo Metal Mining Co., Ltd.	JAPAN
Tungsten (W)	Sunaga Tungsten	JAPAN
Tungsten (W)	Sylham	UNITED STATES
Tungsten (W)	TaeguTec Ltd.	KOREA, REPUBLIC OF
Tungsten (W)	Taiyo Nippon Sanso Trading (Shanghai) Co., LTD	CHINA
Tungsten (W)	Tamano Smelter, Hibi Kyodo Smelting Co., Ltd	JAPAN
Tungsten (W)	Tanaka Kikinzoku Kogyo K.K.	JAPAN
Tungsten (W)	Tejing (Vietnam) Tungsten Co., Ltd. (*)	VIETNAM
Tungsten (W)	Tosoh	JAPAN
Tungsten (W)	Tosoh	UNITED STATES
Tungsten (W)	TOSOH SMD (SHANGHAI) CO., LTD	CHINA
Tungsten (W)	Triumph Northwest	UNITED STATES
Tungsten (W)	ULVAC, Inc.	JAPAN
Tungsten (W)	Vietnam Youngsun Tungsten Industry Co., Ltd. (*)	VIETNAM
Tungsten (W)	Voss Metals Company, Inc.	UNITED STATES
Tungsten (W)	Weartech	UNITED KINGDOM
Tungsten (W)	Williams Advanced Materials	UNITED STATES
Tungsten (W)	Williams Brewster	UNITED STATES
Tungsten (W)	Wolfram Bergbau und Hütten AG (*)	AUSTRIA
Tungsten (W)	Wolfram Company CJSC	RUSSIAN FEDERATION
Tungsten (W)	Woltech Korea Co., Ltd.	KOREA, REPUBLIC OF
Tungsten (W)	Wort Wayne Wire Die	UNITED STATES

Tungsten (W)	W-Si	JAPAN
Tungsten (W)	Xiamen Carbide Ltd.	CHINA
Tungsten (W)	Xiamen Golden Egret Speical Alloy Co., Ltd	CHINA
Tungsten (W)	Xiamen Honglu Tungsten Molybdenum Industry Co.,Ltd	CHINA
Tungsten (W)	Xiamen Tungsten Co., Ltd. (*)	CHINA
Tungsten (W)	Xiamen Tungsten(H.C.) Co., Ltd. (*)	CHINA
Tungsten (W)	Xianglu Tungsten Industry Co., Ltd.	CHINA
Tungsten (W)	Xinfeng Huarui Tungsten & Molybdenum New Material Co., Ltd.	CHINA
Tungsten (W)	Xinhai Rendan Shaoguan Tungsten Co., Ltd. (*)	CHINA
Tungsten (W)	Yano Metal	JAPAN
Tungsten (W)	Yuntinic Resources	UNITED STATES
Tungsten (W)	Zhuzhou Cemented Carbide	CHINA
Tungsten (W)	Zhuzhou Cemented Carbide Works Imp. & Exp. Co.	CHINA

Annex B

Countries of origin of the Conflict Minerals facilities listed in Annex A are believed to include:

Countries of Origin

Argentina
Australia
Austria
Belarus
Belgium
Bolivia
Brazil
Burundi
Canada
Central African Republic
Chile
China
Colombia
Congo, DRC
Cote d’Ivoire
Estonia
Ethiopia
Germany
Guyana
Hong Kong
India
Indonesia
Italy
Japan
Kazakhstan
Laos
Malaysia
Mexico
Mozambique
Namibia
Nigeria
Papua New Guinea
Peru
Philippines

Countries of Origin

Poland
Portugal
Russia
Rwanda
Sierra Leone
Singapore
South Africa
South Korea
Spain
Suriname
Switzerland
Taiwan
Thailand
United Kingdom
United States
Uzbekistan
Vietnam
Zimbabwe